Exhibit 99.2

Crescent Real Estate Equities
Company

Fourth Quarter 2003

Supplemental Operating and Financial Data

This Supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Company and should be read in conjunction with the financial statements and related notes of the Company, as filed in the Quarterly Reports on Form 10-Q and the Annual Report
on Form 10-K with the Securities and Exchange Commission.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2003

About the Company
Trust Managers
FINANCIAL HIGHLIGHTS
Key Financial Data
Balance Sheets
Statements of Operations
Funds From Operations Available to Common Shareholders
Sector Contribution
Consolidated Debt Schedule
Consolidated Debt Breakdown
Future Consolidated Debt Repayments
Crescent Real Estate Equities Company
Unconsolidated Debt Schedule
Future Unconsolidated Debt Repayments
Investment in Unconsolidated Companies
Investment in Unconsolidated Companies
Investment in Unconsolidated Companies
Portfolio Data
Office
Office Portfolio Breakdown
Office Property Table
Unconsolidated Office Joint Venture Properties
Office Leasing Statistics
Office Same Store Analysis
Office Capital Expenditures
Top 25 Office Customers
Office Customer Industry Diversification
Office Lease Expirations
Acquisitions, Development and Dispositions
Resort/Hotel Property Table (1)
Same-Stare Analysis
Residential Development Property table
Statistics
Temperature-Controlled Logistics
Press Release
Supplemental Operating and Financial Data
Investor Presentation

Company Background
About the Company/Vision/Mission/Summary	4
Trust Managers/Executive Officers	5
Financial Highlights
Key Financial Data	7
Balance Sheets	9
Statements of Operations	10
Funds From Operations	11
Earnings Guidance	12
Sector Contribution	13
Consolidated Debt Schedule	14
Consolidated Debt Breakdown/Future Consolidated Debt Repayments	15
Unconsolidated Debt Schedule/Future Unconsolidated Debt Repayments	16
Investment in Unconsolidated Companies	17
Portfolio Data
Office:
Office Portfolio Breakdown	21
Office Property Table	22
Unconsolidated Office Joint Venture Properties	25
Office Leasing Statistics	26
Office Same-Store Analysis	27
Office Capital Expenditures	28
Top 25 Office Customers	29
Office Customer Industry Diversification	30
Office Lease Expirations	31
Acquisitions, Development and Dispositions	38
Resort/Hotel:
Resort/Hotel Property Table	40
Same-Store Analysis	42
Residential Development:
Residential Development Property Table	44
Statistics	45
Temperature-Controlled Logistics:
Temperature-Controlled Property Table and Operating Data	48
Contact Information
Equity Research Coverage/IR Contacts	50

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2003

COMPANY BACKGROUND

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2003

About the Company

Crescent Real Estate Equities Company (NYSE: CEI) is one of the largest publicly held real estate investment trusts in the nation. Through its subsidiaries and joint ventures, Crescent owns and manages a portfolio of more than 75 premier office properties totaling more than 30.0 million square feet located primarily in the Southwestern United States, with major concentrations in Dallas, Houston, Austin, Denver, Miami and Las Vegas. In addition, Crescent has investments in world-class resorts and spas and upscale residential developments.

Vision

Our vision is to be the premier real estate investment and operating company in our markets as recognized by our customers, our people and the investment community.

Mission

Our mission is to deliver exceptional workplace environments and innovative solutions to our customers every day. Our people bring pride, passion and commitment to real estate.

Summary
As of December 31, 2003

NYSE Trading Symbols	CEI, CEIprA, CEIprB
Corporate Headquarters	Fort Worth, Texas
Fiscal Year End	12/31
Total Office Properties	72
Total Office Square Feet	30.0 million
Geographic Diversity	7 states and 27 sub-markets
Number of Employees	691
Common Shares and Units Outstanding (share equivalent)	116.7 million
Common Dividend—Quarter/Annualized	$0.375/$1.50
Common Dividend Yield ($17.13 share price at 12/31/03)	8.8%
Total Market Capitalization Including Debt	$4.9 billion
Insider Ownership	18.4%

Forward Looking Statements

Certain statements made in this supplement may be considered forward-looking statements within the meaning of the federal securities laws. Although Crescent believes that the expectations set forth in such statements are based upon reasonable assumptions, Crescent’s future operations and its actual performance may differ materially from those indicated in any forward-looking statements. Additional information that could cause actual results to differ materially from these statements are detailed in the earnings release on February 19, 2004, and from time to time in Crescent’s SEC reports, including its Annual Report on Form 10-K, quarterly reports on Form 10-Q, and reports on Form 8-K, which can be obtained from Crescent directly or on Crescent’s website.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2003

Trust Managers

Richard E. Rainwater
Chairman of the Board

John C. Goff
Vice Chairman of the Board and
Chief Executive Officer

Dennis H. Alberts
President and Chief Operating Officer

Anthony M. Frank
Chairman, Belvedere Capital Partners

William F. Quinn
President, AMR Investments Services, Inc.

Paul E. Rowsey, III
President, Eiger, Inc.

Robert R. Stallings
Chairman and President, Stallings Capital Group, Inc.

Terry N. Worrell
President, Worrell Investments

Executive Officers

John C. Goff, Chief Executive Officer

Dennis H. Alberts, President and Chief Operating Officer

Kenneth S. Moczulski, President of Investments and Chief Investment Officer

Jerry R. Crenshaw, Jr, Executive Vice President and Chief Financial Officer

David M. Dean, Executive Vice President, Law and Administration and Secretary

Jane E. Mody, Executive Vice President, Capital Markets

Thomas G. Miller, Senior Vice President, Investments

Jane B. Page, Senior Vice President, Asset Management and Leasing, Houston Region

John L. Zogg, Jr, Senior Vice President, Asset Management and Leasing, Dallas Region

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2003

FINANCIAL HIGHLIGHTS

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2003

Key Financial Data
(Dollars in thousands, except share data)
(unaudited)

	As Of or For The Three Months Ended

	12/31/2003	9/30/2003	6/30/2003	3/31/2003	12/31/2002

Shares and Units:
Common Shares Outstanding	98,974,305	99,171,375	99,169,292	99,167,508	99,212,108
Units Outstanding (a)	17,746,694	17,746,694	17,748,804	17,750,088	17,756,684

Combined Shares and Units	116,720,999	116,918,069	116,918,096	116,917,596	116,968,792

Weighted Average for Quarter — Basic (EPS) (b)	98,884,105	99,172,210	99,170,151	99,217,542	100,558,758
Weighted Average for Quarter — Diluted (EPS) (b)	98,959,088	99,181,510	99,182,806	99,222,236	100,568,522
Weighted Average for Quarter — Diluted (FFO)	116,705,782	116,928,525	116,931,793	116,974,303	116,979,033
Share Price & Dividends
At the End of the Period	$17.13	$14.50	$16.61	$14.38	$16.64
High during Quarter	$17.51	$17.20	$17.38	$16.87	$17.29
Low during Quarter	$14.82	$14.26	$14.18	$13.75	$13.61
Dividends Declared during Quarter	$0.375	$0.375	$0.375	$0.375	$0.375
Capitalization
Market Value of Common Equity	$1,999,431	$1,695,312	$1,942,010	$1,681,275	$1,946,361
Preferred Equity (c)	335,400	335,400	335,400	335,400	335,400
Total Consolidated Debt	2,558,699	2,576,469	2,464,751	2,444,293	2,382,910

Total Capitalization	$4,893,530	$4,607,181	$4,742,161	$4,460,968	$4,664,671

Total Consolidated Debt/Total Capitalization	52%	56%	52%	55%	51%
Selected Balance Sheet Data (d)
Net Investment in Real Estate (e)	$3,155,263	$3,138,332	$3,060,575	$3,084,245	$3,104,585
Total Assets	4,318,522	4,297,929	4,208,220	4,223,614	4,288,399
Total Liabilities	2,940,889	2,927,733	2,799,994	2,764,219	2,758,812
Total Unconsolidated Debt	394,382	560,116	564,143	563,258	559,037
Total Minority Interest	155,829	146,875	154,092	161,337	174,774
Total Shareholders’ Equity	1,221,804	1,223,321	1,254,134	1,298,058	1,354,813
Selected Operating Data (e)
Total Consolidated Revenues (f)	$264,432	$212,940	$230,629	$225,886	$266,187
Net Straight — Line revenue/(expense) adjustment	(705)	1,198	(398)	813	341
Lease Termination Fees	1,500	4,900	900	2,000	11,800
Consolidated Capitalized Interest on Residential Development (g)	4,337	5,599	4,058	4,239	6,982
Scheduled Principal Payments on Consolidated Debt	3,904	3,743	3,669	3,248	3,134
Office Property FFO (h)	68,668	73,855	70,011	72,260	85,422
Office Property Operating Margin (i)	54%	53%	51%	52%	56%
General & Administrative Expense	13,777	7,598	5,834	6,091	9,497
G&A as a Percentage of Total Consolidated Revenues (f)	5.2%	3.6%	2.5%	2.7%	3.6%
Office Bad Debt as Percentage of Office Property Revenue	(0.3)%	(0.2)%	0.3%	0.1%	0.9%
Interest Coverage Ratio (j)	2.4	2.2	2.2	2.3	2.4
Net Income from Continuing Operations (e) (k)
Net Income from Continuing Operations	$25,647	$596	$(7,109)	$(6,831)	$18,079
Basic — Per Share	$0.26	$0.01	$(0.07)	$(0.07)	$0.18
Diluted — Per Share	$0.26	$0.01	$(0.07)	$(0.07)	$0.18
Funds from Operations Available to Common Shareholders Before Impairment Charges Related to Real Estate Assets (“FFO”) (h) (l)
FFO	$91,235	$43,463	$36,441	$41,417	$70,834
FFO per Weighted Average Share — Diluted (m)	$0.78	$0.37	$0.31	$0.35	$0.60
FFO Payout Ratio — Diluted	48.1%	101.4%	121.0%	107.1%	62.5%
Portfolio Statistics
Office Properties Owned and Managed (n)	72	74	73	73	73
Total Office Square Footage (n)	29,991,073	29,681,522	29,465,407	29,465,407	29,464,127
Economic Office Occupancy at End of Quarter (n) (o)	84.0%	84.4%	85.1%	85.7%	87.2%
Leased Office Occupancy at End of Quarter (n)	86.4%	86.2%	86.9%	87.0%	89.7%
Resort/Hotel Properties	9	10	10	10	10
Number of Resort/Hotel Rooms	2,807	3,077	3,077	3,077	3,077
Number of Residential Development Active Projects	23	23	23	22	22

NOTE: See footnotes on following page.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2003

Key Financial Data
(dollars in thousands)
(continued)

(a)	Represents actual units outstanding x 2 because each unit is exchangeable for 2 common shares, or at the option of the Company, an equivalent amount of cash.

(b)	The share count for EPS does not include units, which are in Minority Interest.

(c)	Net of issuance costs, preferred equity is $330,083.

(d)	Segment information is as follows:

			Residential
	Office	Resort/Hotel	Development	TCL	Corporate &
	Segment	Segment	Segment	Segment	Other		Total

Total Assets by Segment (1):
Balance at December 31, 2003	2,683,126 (2)	468,351	752,878	300,917	113,250		4,318,522
Balance at December 31, 2002	2,624,203	492,157	770,474	304,545	97,020		4,288,399
Consolidated Property Level Financing:
Balance at December 31, 2003	(1,459,014)	(137,875)	(87,193)	—	(874,617	)(3)	(2,558,699)
Balance at December 31, 2002	(1,371,274)	(129,401)	(93,235)	—	(789,000	)(3)	(2,382,910)
Consolidated Other Liabilities:
Balance at December 31, 2003	(123,736)	(29,188)	(165,895)	—	(63,371)		(382,190)
Balance at December 31, 2002	(134,972)	(44,034)	(125,018)	—	(71,878)		(375,902)
Minority Interests:
Balance at December 31, 2003	(8,790)	(7,028)	(31,305)	—	(108,706)		(155,829)
Balance at December 31, 2002	(11,202)	(7,833)	(24,937)	—	(130,802)		(174,774)

(1)	Total assets by segment is inclusive of investments in unconsolidated companies.

(2)	Land held for investment or development related to Office Segment is $72,651.

(3)	Inclusive of Corporate bonds, credit facility, capital leases and Funding II defeasance.

(e)	Prior quarter financial data has been restated for the effect of Discontinued Operations.

(f)	Total Consolidated Revenues calculated as Total Property Revenue plus Interest and other income.

(g)	Residential Development capitalized interest is amortized through cost of sales as units / lots are sold, which is a reduction to FFO.

(h)	Funds from operations available to common shareholders before impairment charges related to real estate assets, or FFO, as the Company uses it, means net income (loss) available to common shareholders, determined in accordance with Generally Accepted Accounting Principles in the United States (GAAP), excluding gains (losses) from sales of depreciable operating property, excluding extraordinary items, as defined by GAAP, plus depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures. The Company believes this is consistent with the revised definition adopted by the Board of Governors of NAREIT. The Company considers FFO an appropriate measure of performance for an equity REIT, although it is not a GAAP measure. FFO should not be considered an alternative to net income. Refer to Statement of Funds From Operations Available to Common Shareholders on page 11 for the Company’s methodology, which may differ from that of other real estate companies that report FFO, as well as a complete reconciliation from our FFO, and from Funds From Operations Available to Common Shareholders After Impairment Charges related to Real Estate Assets, to Net Income, a GAAP measure.

(i)	Calculated as the sum of (Office Property Revenue — Office Property real estate taxes — Office Property operating expenses) divided by Office Property Revenue.

(j)	Calculated as Income (Loss) from Continuing Operations Before Minority Interests and Income Taxes plus / (minus)

•	Loss/(Gain) on joint ventures of properties, net

•	Loss on property sales, net

•	Impairments

•	Interest expense

•	Amortization of deferred financing costs

•	Depreciation and amortization

The sum of these for the trailing four quarters is divided by the sum of the trailing four quarters of net interest expense. This calculation differs from the methods for calculating the Company’s interest coverage ratios under the financial covenants in its debt instruments.

(k)	Calculated as Net income before discontinued operations and cumulative effect of a change in accounting principle less preferred dividend payments.

(l)	Impairment charges by quarter for 2003 are as follows: $17,028 in Q1 2003; $990 in Q2 2003; and $2,356 in Q3 2003; and $17,420 in Q4 2003.

(m)	To calculate basic FFO available to common shareholders per share, the Company deducts Unitholder minority interest from FFO available to common shareholders and divides by basic weighted average shares outstanding.

(n)	Office Property statistics exclude One BriarLake Plaza office property, which was acquired on October 8, 2003, and The BAC — Colonnade Building office property, which was acquired on August 26, 2003. These office properties will be included in occupancy statistics once stabilized. Stabilization is deemed to occur upon the earlier of (1) achieving 93% occupancy or (2) one year following date placed in service or acquisition date. As of December 31, 2003, these two properties are included only in “Office Buildings Owned and Managed” and “Total Office Square Footage” in Key Financial Data.

(o)	Economic occupancy is defined as occupancy based upon the customer’s contractual obligation pursuant to the lease regardless of whether the customer physically occupies the space.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2003

Balance Sheets
(dollars in thousands)

	December 31,	December 31,
	2003	2002

	(unaudited)
ASSETS:
Investments in real estate:
Land	$242,656	$223,897
Land improvements, net of accumulated depreciation of $19,270 and $16,720 at December 31, 2003 and December 31, 2002, respectively	105,236	54,804
Building and improvements, net of accumulated depreciation of $612,732 and $639,214 at December 31, 2003 and December 31, 2002, respectively	2,253,405	2,205,143
Furniture, fixtures and equipment, net of accumulated depreciation of $44,075 and $57,703 at December 31, 2003 and December 31, 2002, respectively	51,168	50,878
Land held for investment or development	450,279	447,778
Properties held for disposition, net	52,519	122,085

Net investment in real estate	$3,155,263	$3,104,585
Cash and cash equivalents	$78,052	$78,444
Restricted cash and cash equivalents	217,329	105,786
Investment in defeasance trust	9,620	—
Accounts receivable, net	40,480	42,046
Deferred rent receivable	62,582	59,869
Investments in unconsolidated companies	443,974	562,643
Notes receivable, net	78,453	115,494
Income tax asset-current and deferred	17,506	39,709
Other assets, net	215,263	179,823

Total assets	$4,318,522	$4,288,399

LIABILITIES:
Borrowings under Credit Facility	$239,000	$164,000
Notes payable	2,319,699	2,218,910
Accounts payable, accrued expenses and other liabilities	374,195	375,902
Current income tax payable	7,995	—

Total liabilities	$2,940,889	$2,758,812

MINORITY INTERESTS:
Operating partnership, 8,873,347 and 8,878,342 units, at December 31, 2003 and December 31, 2002, respectively	$108,706	$130,802
Consolidated real estate partnerships	47,123	43,972

Total minority interests	$155,829	$174,774

SHAREHOLDERS’ EQUITY:
Preferred shares, $0.01 par value, authorized 100,000,000 shares:
Series A Convertible Cumulative Preferred Shares, liquidation preference of $25.00 per share, 10,800,000 shares issued and outstanding at December 31, 2003 and December 31, 2002	$248,160	$248,160
Series B Cumulative Preferred Shares, liquidation preference of $25.00 per share, 3,400,000 shares issued and outstanding at December 31, 2003 and December 31, 2002	81,923	81,923
Common shares, $0.01 par value, authorized 250,000,000 shares, 124,396,168 and 124,280,867 shares issued and outstanding at December 31, 2003 and December 31, 2002, respectively	1,237	1,236
Additional paid-in capital	2,245,683	2,243,419
Deferred compensation on restricted shares	(4,102)	(5,253)
Accumulated deficit	(877,120)	(728,060)
Accumulated other comprehensive income	(13,829)	(27,252)

	$1,681,952	$1,814,173
Less — shares held in treasury, at cost, 25,121,863 and 25,068,759 common shares at December 31, 2003 and December 31, 2002, respectively	(460,148)	(459,360)

Total shareholders’ equity	$1,221,804	$1,354,813

Total liabilities and shareholders’ equity	$4,310,527	$4,288,399

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2003

Statements of Operations
(dollars in thousands, except share data)

	For the three months		For the twelve months
	ended December 31,		ended December 31,

	2003	2002	2003	2002

	(unaudited)		(unaudited)
REVENUE:
Office Property	$120,476	$128,810	$495,468	$538,781
Resort/Hotel Property	55,440	54,971	225,562	203,128
Residential Development Property	86,738	75,205	228,214	260,569

Total Property revenue	$262,654	$258,986	$949,244	$1,002,478

EXPENSE:
Office Property real estate taxes	$14,590	$16,103	$65,220	$72,710
Office Property operating expenses	41,070	40,831	170,219	165,870
Resort/Hotel Property expense	45,323	47,286	182,648	157,987
Residential Development Property expense	69,583	68,372	202,162	238,745

Total Property expense	$170,566	$172,592	$620,249	$635,312

Income from Property Operations	$92,088	$86,394	$328,995	$367,166

OTHER INCOME (EXPENSE):
Income from sale of investment in unconsolidated company, net	$86,186	$—	$86,186	$—
Income from investment land sales, net	76	17,063	13,038	22,591
Gain on joint venture of properties, net	—	456	100	18,166
Loss on property sales, net	—	(803)	—	(803)
Interest and other income	1,778	7,201	5,737	13,036
Corporate general and administrative	(13,777)	(9,497)	(33,300)	(26,435)
Interest expense	(42,817)	(43,310)	(172,116)	(179,059)
Amortization of deferred financing costs	(3,174)	(2,456)	(10,925)	(10,178)
Depreciation and amortization	(46,250)	(36,295)	(157,204)	(138,604)
Impairment charges related to real estate assets	(7,424)	(12,216)	(8,624)	(13,216)
Other expenses	(3,596)	(9,465)	(4,637)	(11,389)
Equity in net income (loss) of unconsolidated companies:
Office Properties	1,672	19,776	10,469	23,431
Resort/Hotel Properties	3,724	(24)	5,760	(115)
Residential Development Properties	6,192	16,844	10,427	39,778
Temperature-Controlled Logistics Properties	2,020	895	2,172	(2,933)
Other	(2,374)	(1,328)	(4,053)	(6,609)

Total Other Income (Expense)	$(17,764)	$(53,159)	$(256,970)	$(272,339)

INCOME FROM CONTINUING OPERATIONS BEFORE MINORITY INTERESTS AND INCOME TAXES	$74,324	$33,235	$72,025	$94,827
Minority interests	(5,232)	(6,466)	(7,110)	(21,762)
Income tax (provision) benefit	(36,870)	(2,115)	(26,325)	4,424

INCOME BEFORE DISCONTINUED OPERATIONS AND CUMULATIVE EFFECT OF A CHANGE IN ACCOUNTING PRINCIPLE	$32,222	$24,654	$38,590	$77,489
Net income from discontinued operations, net of minority interests	336	7,742	1,616	12,978
Gain (loss) on real estate from discontinued operations, net of minority interests	2,427	1,651	(14,184)	6,413
Cumulative effect of a change in accounting principle	—	—	—	(9,172)

NET INCOME	$34,985	$34,047	$26,022	$87,708
Series A Preferred Share distributions	(4,556)	(4,556)	(18,225)	(16,702)
Series B Preferred Share distributions	(2,019)	(2,019)	(8,075)	(5,047)

NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$28,410	$27,472	$(278)	$65,959

BASIC EARNINGS PER SHARE DATA:
Net income before discontinued operations and cumulative effect of a change in accounting principle	$0.26	$0.17	$0.12	$0.54
Net income from discontinued operations, net of minority interests	—	0.08	0.02	0.12
Gain (loss) on real estate from discontinued operations, net of minority interests	0.03	0.02	(0.14)	0.06
Cumulative effect of a change in accounting principle	—	—	—	(0.09)

Net income — basic	$0.29	$0.27	$—	$0.63

DILUTED EARNINGS PER SHARE DATA:
Net income before discontinued operations and cumulative effect of a change in accounting principle	$0.26	$0.17	$0.12	$0.54
Net income from discontinued operations, net of minority interests	—	0.08	0.02	0.12
Gain (loss) on real estate from discontinued operations, net of minority interests	0.03	0.02	(0.14)	0.06
Cumulative effect of a change in accounting principle	—	—	—	(0.09)

Net income — diluted	$0.29	$0.27	$—	$0.63

WEIGHTED AVERAGE SHARES OUTSTANDING — BASIC	98,884,105	100,558,758	98,885,875	103,527,833

WEIGHTED AVERAGE SHARES OUTSTANDING — DILUTED	98,959,088	100,568,522	98,927,571	103,730,569

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2003

Funds From Operations Available to Common Shareholders
(dollars in thousands, except share data)

	For the three months				For the twelve months
	ended December 31,				ended December 31,

	2003	2003	2002	2002	2003	2003	2002	2002
	$	Per share	$	Per share	$	Per share	$	Per share

	(unaudited)				(unaudited)
NET INCOME	34,985	0.30	34,047	0.29	26,022	0.23	87,708	0.75
ADJUSTMENTS:
Depreciation and amortization of real estate assets	41,771	0.36	34,371	0.29	150,788	1.30	136,459	1.16
(Gain) loss on property sales, net	(9,638)	(0.08)	(2,790)	(0.02)	(8,919)	(0.08)	(28,101)	(0.24)
Cumulative effect of a change in accounting principle	—	—	—	—	—	—	9,172	0.08
Impairment charges related to real estate assets and assets held for sale	17,420	0.15	14,846	0.13	37,794	0.32	16,894	0.14
Adjustment for investments in unconsolidated companies:
Office Properties	2,449	0.02	(16,189)	(0.14)	6,254	0.05	(10,192)	(0.09)
Resort/Hotel Properties	(3,687)	(0.03)	(175)	—	(2,544)	(0.02)	195	—
Residential Development Properties	3,338	0.03	2,190	0.02	3,573	0.03	4,529	0.04
Temperature-Controlled Logistics Properties	4,993	0.04	5,655	0.05	21,136	0.18	23,933	0.20
Other	28	—	341	—	206	—	6,213	0.05
Unitholder minority interest	6,151	0.05	5,113	0.04	4,546	0.04	13,117	0.11
Series A Preferred Share distributions	(4,556)	(0.04)	(4,556)	(0.04)	(18,225)	(0.16)	(16,702)	(0.14)
Series B Preferred Share distributions	(2,019)	(0.02)	(2,019)	(0.02)	(8,075)	(0.07)	(5,047)	(0.04)

FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS BEFORE IMPAIRMENT CHARGES RELATED TO REAL ESTATE ASSETS (A)	91,235	0.78	70,834	0.60	212,556	1.82	238,178	2.02

Impairment charges related to real estate assets	(17,420)	(0.15)	(14,846)	(0.13)	(37,794)	(0.32)	(16,894)	(0.14)

FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS AFTER IMPAIRMENT CHARGES RELATED TO REAL ESTATE ASSETS (A)	73,815	0.63	55,988	0.47	174,762	1.50	221,284	1.88

INVESTMENT SEGMENTS:
Office Properties	68,668	0.59	85,422	0.73	283,791	2.44	333,557	2.83
Resort/Hotel Properties	11,665	0.10	9,553	0.08	51,123	0.44	56,693	0.48
Residential Development Properties	74,361	0.64	18,650	0.15	88,127	0.76	51,004	0.43
Temperature-Controlled Logistics Properties	7,014	0.06	6,550	0.06	23,308	0.20	21,000	0.17
OTHER:
Corporate general & administrative	(13,777)	(0.12)	(9,497)	(0.08)	(33,300)	(0.29)	(26,435)	(0.22)
Interest expense	(42,852)	(0.37)	(43,341)	(0.37)	(172,232)	(1.48)	(179,212)	(1.52)
Series A Preferred Share distributions	(4,556)	(0.04)	(4,556)	(0.04)	(18,225)	(0.16)	(16,702)	(0.14)
Series B Preferred Share distributions	(2,019)	(0.02)	(2,019)	(0.02)	(8,075)	(0.07)	(5,047)	(0.04)
Other (B)	(7,269)	(0.06)	10,072	0.09	(1,961)	(0.02)	3,320	0.03

FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS BEFORE IMPAIRMENT CHARGES RELATED TO REAL ESTATE ASSETS (A)	91,235	0.78	70,834	0.60	212,556	1.82	238,178	2.02

Impairment charges related to real estate assets	(17,420)	(0.15)	(14,846)	(0.13)	(37,794)	(0.32)	(16,894)	(0.14)

FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS AFTER IMPAIRMENT CHARGES RELATED TO REAL ESTATE ASSETS (A)	73,815	0.63	55,988	0.47	174,762	1.50	221,284	1.88

WEIGHTED AVERAGE SHARES OUTSTANDING — BASIC	98,884,105		100,558,758		98,885,875		103,527,833
WEIGHTED AVERAGE SHARES/UNITS OUTSTANDING — DILUTED	116,705,782		116,979,033		116,676,242		117,725,984
DIVIDEND PAID PER SHARE DURING PERIOD	0.375		0.375		1.500		1.500
SUPPLEMENTAL INFORMATION:
Rental income from straight-line rents	705		(341)		(908)		(1,382)
Temperature-controlled capital expenditures	(1,414)		(2,001)		(3,505)		(3,725)
Non Revenue-enhancing capital expenditures:
Resort/hotel property capital expenditures	(3,388)		(1,888)		(9,841)		(10,214)
Office property capital expenditures	(2,492)		(3,930)		(6,598)		(12,926)
Office property tenant improvement and leasing costs	(21,060)		(19,503)		(57,679)		(40,747)
Depreciation and amortization of non-real estate assets	3,370		2,951		10,277		7,709
Amortization of deferred financing costs	3,174		2,456		10,925		10,178

(A)	Funds from operations available to common shareholders before impairment charges related to real estate assets, or FFO, as the Company uses it, means net income (loss) available to common shareholders, determined in accordance with Generally Accepted Accounting Principles in the United States (GAAP), excluding gains (losses) from sales of depreciable operating property, excluding extraordinary items, as defined by GAAP, plus depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures. The Company believes this is consistent with the revised definition adopted by the Board of Governors of NAREIT. The Company considers FFO an appropriate measure of performance for an equity REIT, although it is not a GAAP measure. FFO should not be considered an alternative to net income. To calculate Basic FFO available to common shareholders per share, the Company deducts Unitholder minority interest from FFO available to common shareholders and divides by basic weighted average shares outstanding.

(B)	Includes interest and other income, income/loss from other unconsolidated companies, other expenses, preferred return paid to GMAC prior to December 2002, depreciation and amortization of non-real estate assets, amortization of deferred financing costs and income from investment land sales, net.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2003

Earnings Guidance
(dollars in thousands, except per share data)

	Full Year 2004
FFO	$163,000	to	$181,000
FFO per Share	$1.40	to	$1.55

	Low		High
Segment FFO
Office	$276,000	to	$280,000
Resort/Hotel	50,000	to	52,000
Residential Development	30,000	to	33,000
Temperature-Controlled Logistics	19,000	to	21,000

Total Segment FFO	$375,000		$386,000

Reinvestment of Cash Proceeds(1)	$18,000	to	$24,000
Business Initiatives(2)	$10,000	to	$20,000
Office Statistics
Same Store NOI Growth (GAAP)	(6.0%)	to	(3.0%)
Same Store Average Occupancy	84%	to	85%
Resort/Hotel Statistics
Average Occupancy	69%	to	71%
Average Daily Rate Growth	3%	to	5%
Revenue per Available Room Growth	4%	to	6%
Residential Development Statistics
Crescent Resort Development
Unit Sales	90	to	100
Average Unit Price	$1,400	to	$1,500
Lot Sales	450	to	550
Average Price	$100	to	$110
Desert Mountain
Lot Sales	45	to	55
Average Price	$850	to	$950

	1st Quarter 2004(3)
	Low		High
FFO	$23,000	to	$26,000
FFO per Share	$0.20	to	$0.22

(1)	Assumes anticipated reinvestment of $261 million throughout second and third quarters at a return on equity of 8.0% to 12.0%.

(2)	Business Initiatives include investment land sales, additional termination fees above the $3.5M included in Office Segment, and other income.

(3)	Assumes no reinvestment income.

RECONCILIATION OF FFO TO NET INCOME

	Full Year 2004			1st Quarter 2004
	$1.40	to	$1.55	$0.20	to	$0.22
FUNDS FROM OPERATIONS	$163,000		$181,000	$23,000		$26,000
ADJUSTMENTS:
Depreciation and amortization of real estate assets	(160,000)		(160,000)	(40,000)		(40,000)
Adjustment for investments in real estate mortgages and equity of unconsolidated companies:
Office properties	(7,500)		(7,500)	(1,900)		(1,900)
Residential Development properties	(900)		(900)	600		600
Temperature-controlled logistics properties	(22,000)		(22,000)	(5,500)		(5,500)
Unitholder minority interest	(2,500)		(5,100)	2,300		2,000
Series A Preferred Share distributions	24,000		24,000	6,000		6,000
Series B Preferred Share distributions	8,000		8,000	2,000		2,000

NET INCOME	$2,100		$17,500	($13,500)		($10,800)

WEIGHTED AVERAGE COMMON SHARES/UNITS OUTSTANDING — DILUTED	116,676,000		116,676,000	116,676,000		116,676,000
LESS: WEIGHTED AVERAGE LIMITED PARTNERSHIP UNITS OUTSTANDING(1)	17,747,000		17,747,000	17,747,000		17,747,000

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING — DILUTED	98,929,000		98,929,000	98,929,000		98,929,000

(1)	Assumes 2 for 1 conversion of units to common shares

Earnings Sensitivities
Office: 1% change in average occupancy = 1.75 point change in same-store growth and $4,500 change in FFO.
Resort/Hotel: 5% change in occupancy = 5% change in RevPar and $3,600 change in FFO.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2003

Sector Contribution
As of December 31, 2003

Gross Book Value of Real Estate Assets (1)

(1)	Calculated as Net investment in real estate plus accumulated depreciation plus Investment in unconsolidated companies, or $4.3B.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2003

Consolidated Debt Schedule
As of December 31, 2003
(dollars in thousands)

		Balance	Interest
		Outstanding at	Rate at
	Maximum	December 31,	December 31,		Maturity
Description	Borrowings	2003	2003		Date

Secured Fixed Rate Debt:
AEGON Partnership Note	$260,101	$260,101	7.53%		July 2009
LaSalle Note I	235,037	235,037	7.83		August 2027
JP Morgan Mortgage Note	191,311	191,311	8.31		October 2016
LaSalle Note II (1)	159,560	159,560	7.79		March 2028
Cigna Note	70,000	70,000	5.22		June 2010
Bank of America Note	38,000	38,000	5.53		May 2013
Metropolitan Life Note V	37,506	37,506	8.49		December 2005
Northwestern Life Note	26,000	26,000	4.94		November 2008
Northwestern Life II (2)	10,713	10,713	7.40		July 2007
Woodmen of the World Note	8,500	8,500	8.20		April 2009
Nomura Funding VI Note	7,853	7,853	10.07		July 2020
Construction, Acquisition and other obligations for various Crescent Resort Development, Inc. (“CRDI”) and Mira Vista projects	10,827	10,827	2.90 to 10.50		July 04 to May 08

Subtotal/Weighted Average	$1,055,408	$1,055,408	7.52%

Unsecured Fixed Rate Debt:
The 2009 Notes	$375,000	$375,000	9.25%		April 2009
The 2007 Notes	250,000	250,000	7.50		September 2007

Subtotal/Weighted Average	$625,000	$625,000	8.55%

Secured Variable Rate Debt:
Fleet Fund I and II Term Loan	$264,214	$264,214	4.63%		May 2005
Deutsche Bank — CMBS Loan (3)	220,000	220,000	5.84		May 2004
Fleet Term Loan(4)	75,000	75,000	5.62		February 2004
National Bank of Arizona	51,825	40,588	4.00 to 5.00		Nov 04 to Dec 05
FHI Finance Loan	10,000	2,959	5.67		September 2009
Construction, Acquisition and other obligations for various Crescent Resort Development
Inc. (“CRDI”) and Mira Vista projects	82,942	36,530	4.00 to 5.00		Feb 04 to Sep 08

Subtotal/Weighted Average	$703,981	$639,291	5.04%

Unsecured Variable Rate Debt:
Credit Facility	$383,570	$239,000 (5)	3.35%		May 2005

Subtotal/Weighted Average	$383,570	$239,000	3.35%

Total/Weighted Average	$2,767,959	$2,558,699	6.78	%(6)

Average remaining term					6.8 years

(1)	To release Las Colinas Plaza from the LaSalle Note II Deed of Trust and facilitate its subsequent sale, on December 11, 2003, the Company defeased approximately $8.7 million of this loan by purchasing $9.6 million in U.S. Treasuries and Government Agency securities to substitute as collateral. The earnings and principal maturity from these investments will pay the principal and interest associated with the part of the LaSalle Note II that was previously allocated to Las Colinas Plaza.

(2)	Includes premium of $1,115 booked to reflect market value of debt acquired with purchase of Hughes Center portfolio.

(3)	This loan has two one-year extension options.

(4)	On February 6, 2004, Crescent completed the documentation necessary to extend the loan to February 7, 2007

(5)	Excludes Letters of Credit issued under the Facility of $7,856.

(6)	The overall weighted average interest rate does not include the effect of the Company’s cash flow hedge agreements. Including the effect of these agreements, the overall weighted average interest rate would have been 6.84%.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2003

Consolidated Debt Breakdown
As of December 31, 2003
(dollars in thousands)

			Weighted Average		Weighted Average
	Balance	% of Total	Interest Rate		Maturity in Years

Fixed Rate Debt	$1,680,408	66%	7.91%		10.4
Variable Rate Debt (1)	878,291	34%	4.44%		1.2

Total/Weighted Average	$2,558,699	100%	6.78	%(2)	6.8

(1)	Balance excludes hedges. The percentages for fixed and variable rate debt, including $500 million of hedged variable-rate debt, are 85% and 15%, respectively.

(2)	Including the effect of the Company’s cash flow hedge agreements, the overall weighted average interest rate would have been 6.84%.

Future Consolidated Debt Repayments (1)
As of December 31, 2003
(dollars in thousands)

	Secured	Unsecured		Total (2)

2004	350,385	—		350,385
2005	359,922	239,000	(3)	598,922
2006	20,985	—		20,985
2007	35,895	250,000		285,895
2008	48,356	—		48,356
Thereafter	879,156	375,000		1,254,156

	$1,694,699	$864,000		$2,558,699

(1)	Represents scheduled principal installments and amounts due at maturity.

(2)	These amounts do not represent the effect of two one-year extension options on the Deutsche Bank — CMBS Loan or the extension of the Fleet Term Loan to 2007, as noted on page 14.

(3)	Borrowings under the Credit Facility.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2003

Unconsolidated Debt Schedule
As of December 31, 2003
(dollars in thousands)

	Balance	Company's Share
	Outstanding at	of Balance at	Interest Rate at	Maturity	Fixed/Variable
Description	December 31, 2003	December 31, 2003	December 31, 2003	Date	Secured/Unsecured

Temperature Controlled Logistics Segment:
Vornado Crescent Portland Partnership — 40% Company
Goldman Sachs (1)	$496,123	$198,449	6.89%	5/11/2023	Fixed/Secured
Various Capital Leases	36,270	14,509	4.84 to 13.63%	6/1/2006 to 4/1/2017	Fixed/Secured
Various Mortgage Notes	16,383	6,553	7.00 to 12.88%	4/1/2004 to 4/1/2009	Fixed/Secured

	548,776	219,511

Office Segment:
Main Street Partners, L.P. — 50% Company (2)(3)(4)	130,559	65,279	5.52%	12/1/2004	Variable/Secured
Crescent 5 Houston Center, L.P. — 25% Company	90,000	22,500	5.00%	10/1/2008	Fixed/Secured
Crescent Miami Center, LLC — 40% Company	81,000	32,400	5.04%	9/25/2007	Fixed/Secured
Crescent One Briarlake Plaza, L.P. — 30% Company	50,000	15,000	5.40%	11/1/2010	Fixed/Secured
Houston PT Four Westlake Park Office Limited Partnership — 20% Company	48,087	9,617	7.13%	8/1/2006	Fixed/Secured
Crescent Five Post Oak Park, L.P. — 30% Company	45,000	13,500	4.82%	1/1/2008	Fixed/Secured
Austin PT BK One Tower Office Limited Partnership — 20% Company	37,401	7,480	7.13%	8/1/2006	Fixed/Secured
Houston PT Three Westlake Park Office Limited Partnership — 20% Company	33,000	6,600	5.61%	9/1/2007	Fixed/Secured

	515,047	172,376

Residential Development Segment:
Blue River Land Company, L.L.C. — 50.0% Company (5)	4,989	2,495	4.12%	6/30/2004	Variable/Secured

	4,989	2,495

Total Unconsolidated Debt	$1,068,812	$394,382

Fixed Rate/Weighted Average			6.66%	13.8 years
Variable Rate/Weighted Average			5.47%	0.9 years

Total Weighted Average			6.45%	11.6 years

(1)	URS Real Estate, L.P. and Americold Real Estate, L.P. expect to repay the notes on the Optional Prepayment Date of April 11, 2008.

(2)	Senior Note — Note A: $82,204 at variable interest rate, LIBOR + 189 basis points, $4,835 at variable interest rate, LIBOR + 250 basis points with a LIBOR floor of 2.50%. Note B: $24,178 at variable interest rate, LIBOR + 650 basis points with a LIBOR floor of 2.50%. Mezzanine Note — $19,342 at variable interest rate, LIBOR + 890 basis points with a LIBOR floor of 3.0%. Interest-rate cap agreement maximum LIBOR of 4.52% on all notes. All notes amortized based on a 25-year schedule.

(3)	This Facility has two one-year extension options.

(4)	The Company and its JV partner each obtained a Letter of Credit to guarantee the repayment of up to $4,250 of principal of the Main Street Partners, L.P. loan.

(5)	The Variable rate loan has an interest rate of LIBOR + 300 basis points. East West Resort Development III, L.P. provides an unconditional guarantee of up to 70% of the maximum $9,000 available under this facility with U.S. Bank National Association. There was approximately $4,989 outstanding at December 31, 2003 and the guarantee was equal to $3,492.

Future Unconsolidated Debt Repayments
As of December 31, 2003
(dollars in thousands)

	Secured	Unsecured	Total (1)

2004	$75,830	$—	$75,830
2005	9,916	—	9,916
2006	23,816	—	23,816
2007	46,715	—	46,715
2008	43,007	—	43,007
Thereafter	195,098	—	195,098

	$394,382	$—	$394,382

(1)	Does not reflect the effect of extension as noted in footnote above.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2003

Investment in Unconsolidated Companies
As of December 31. 2003
(dollars in thousands)

		Company's
		Ownership as of
		December 31,
Entity	Classification	2003

Main Street Partners, L.P.	Office (Bank One Center — Dallas)	50.00	%(1)
Crescent Miami Center, L.L.C.	Office (Miami Center — Miami)	40.00	%(2)
Crescent 5 Houston Center, L.P.	Office (5 Houston Center — Houston)	25.00	%(3)
Austin PT BK One Tower Office Limited Partnership	Office (Bank One Tower — Austin)	20.00	%(4)
Houston PT Four Westlake Office Limited Partnership	Office (Four Westlake Park — Houston)	20.00	%(4)
Houston PT Three Westlake Office Limited Partnership	Office (Three Westlake Park — Houston)	20.00	%(4)
Crescent Five Post Oak Park, L.P.	Office (Five Post Oak — Houston)	30.00	%(5)
Crescent One Briarlake Plaza, L.P.	Office (One Briarlake Plaza - Houston)	30.00	%(6)
The Woodlands Land Development Company, L.P.	Residential Development		—(7)(8)
Blue River Land Company, L.L.C.	Residential Development	50.00	%(9)
EW Deer Valley, L.L.C.	Residential Development	41.70	%(10)
Manalapan Hotel Partners, L.L.C.	Resort/Hotel (Ritz Carlton Palm Beach)		—(11)
Vornado Crescent Portland Partnership	Temperature-Controlled Logistics	40.00	%(12)
Vornado Crescent Carthage and KC Quarry, L.L.C.	Temperature-Controlled Logistics	56.00	%(13)
The Woodlands Commercial Properties Company, L.P.	Office		—(7)(8)
G2 Opportunity Fund, L.P.	Other	12.50	%(14)
CR License, L.L.C.	Other	30.00	%(15)
Woodlands Operating Company, L.P.	Other		—(7)(8)
Canyon Ranch Las Vegas, L.L.C.	Other	65.00	%(16)
SunTX Fulcrum Fund, L.P.	Other	28.10	%(17)

(1)	The remaining 50% interest in Main Street Partners, L.P. is owned by Trizec Properties, Inc.

(2)	The remaining 60% interest in Crescent Miami Center, L.L.C. is owned by an affiliate of a fund managed by JP Morgan Fleming Asset Management, Inc.

(3)	The remaining 75% interest in Crescent 5 Houston Center, L.P. is owned by a pension fund advised by JP Morgan Fleming Asset Management.

(4)	The remaining 80% interest in each of Austin PT BK One Tower Office Limited Partnership, Houston PT Three Westlake Office Limited Partnership and Houston PT Four Westlake Office Limited Partnership is owned by an affiliate of General Electric Pension Fund Trust.

(5)	The remaining 70% interest in Crescent Five Post Oak Park, L.P. is owned by an affiliate of General Electric Pension Fund Trust.

(6)	The remaining 70% interest in Crescent One Briarlake Plaza, L.P. is owned by affiliates of JP Morgan Flemings Assets Management, Inc.

(7)	The Company sold its 42.5% ownership interest in each of the Woodlands Land Development Company, L.P. (“WLDC”), The Woodlands Commercial Properties Company, L.P. (“Woodlands CPC”) and The Woodlands Operating Company, L.P. on December 31, 2003.

(8)	Distributions are made to partners based on specified payout percentages. During the year ended December 31, 2003, the payout percentage and economic interest to the Company was 52.5%.

(9)	The remaining 50% interest in Blue River Land Company, L.L.C. is owned by parties unrelated to the Company.

(10)	The remaining 58.3% interest in EW Deer Valley, L.L.C. is owned by parties unrelated to the Company. EW Deer Valley, L.L.C. was formed to acquire, hold, and dispose of its 3.3% ownership interest in Empire Mountain Village, L.L.C.

(11)	The Company sold its 50% interest in Manalapan Hotel Partners, L.L.C. (“Manalapan”) on November 21, 2003.

(12)	The remaining 60% interest in Vornado Crescent Portland Partnership is owned by Vornado Realty Trust, L.P.

(13)	The remaining 44% interest in Vornado Crescent Carthage and KC Quarry, L.L.C. Partnership is owned by Vornado Realty Trust, L.P.

(14)	G2 was formed for the purpose of investing in commercial mortgage backed securities and other commercial real estate investments. The remaining 87.5% interest in the G2 Opportunity Fund, L.P. (“G2”) is owned by Goff-Moore Strategic Partners, L.P. (“GMSPLP”), and by parties unrelated to the Company, G2 is managed and controlled by an entity that is owned equally by GMSPLP and GMAC Commercial Mortgage Corporation (“GMACCM”). GMSPLP consists of ownership by Crescent’s Chairman and CEO.

(15)	The remaining 70% interest in CR License, L.L.C. is owned by an affiliate of the management company of two of the Company’s Resort/Hotel Properties.

(16)	The remaining 35% interest in Canyon Ranch Las Vegas, L.L.C is owned by an affiliate of the management company of two of the Company’s Resort/Hotel Properties.

(17)	The SunTX Fulcrum Fund, L.P.’s (the “Fund”) objective is to invest in a portfolio of acquisitions that offer the potential for substantial capital appreciation. The remaining 71.9% of the Fund is owned by a group of individuals unrelated to the Company. The Company accounts for its investment in the Fund under the equity method. The Company’s investment at December 31, 2003 was $8.2 million.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2003

Investment in Unconsolidated Companies
As of December 31, 2003
(dollars in thousands)

Balance Sheets:

	As of December 31, 2003

	The Woodlands	Other
	Land	Residential	Temperature-
	Development	Development	Controlled
	Company, LP.	Corporations	Logistics	Office	Other	Total

Real estate, net	$—	$25,033	$1,187,387	$754,882		$1,967,302
Cash	—	613	12,439	31,309		44,361
Other assets	—	1,543	88,668	51,219		141,430

Total assets	$—	$27,189	$1,288,494	$837,410		$2,153,093

Notes payable	$—	$4,989	$548,776	$515,047		$1,068,812
Notes payable to the Company	—	—	—	—		—
Other liabilities	—	344	11,084	29,746		41,174
Equity	—	21,856	728,634	292,617		1,043,107

Total liabilities and equity	$—	$27,189	$1,288,494	$837,410		$2,153,093

Company’s share of unconsolidated debt	$—	$2,495	$219,511	$172,376	$—	$394,382

Company’s investments in unconsolidated companies	$—	$11,854	$300,917	$102,519	$28,684	$443,974

•	The Woodlands Land Development Company, L.P. (“TWLDC”) — This is an unconsolidated investment of The Woodlands Land Company (“TWLC”). The Company sold its interest in both on December 31, 2003;

•	Other Residential Development Corporations — Includes the Blue River Land Company, L.L.C. and EW Deer Valley, L.L.C., unconsolidated investments of CRDI;

•	Temperature-Controlled Logistics — Includes Vornado Crescent Portland Partnership and Vornado Crescent Carthage and KC Quarry, L.L.C.;

•	Office — Includes Main Street Partners, L.P., Houston PT Three Westlake ParkOffice Limited Partnership, Houston PT Four Westlake Park Office Limited Partnership, Austin PT BK One Tower Office Limited Partnership, Crescent 5 Houston Center, L.P., Crescent Miami Center, L.L.C., Crescent Five Post Oak Park, L. P., Crescent One Briarlake Plaza, L.P., and Woodlands CPC (sold on December 31, 2003); and

•	Other — Includes CR License, L.L.C., Woodlands Operating Company, L.P. (sold on December 31, 2003), Canyon Ranch Las Vegas, L.L.C., SunTX Fulcrum Fund, L.P., and G2 Opportunity Fund, L.P.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2003

Investment in Unconsolidated Companies
As of December 31, 2003
(dollars in thousands)

Summary Statement of Operations:

	For the three months ended December 31, 2003

	The Woodlands	Other
	Land	Residential		Temperature
	Development	Development		Controlled
	Company, LP.	Corporations	Resort/Hotel	Logistics	Office	Other	Total

Total Revenues	$52,767	$255	$4,495	$33,691	$19,830		$111,038

Expenses:
Operating Expense	36,055	246	4,210	5,836	12,535		58,882
Interest Expense	1,817	—	410	10,264	6,684		19,175
Depreciation and amortization	1,500	—	421	14,661	9,030		25,612
Tax (benefit) expense	—	—	1,093	(2,241)	—		(1,148)
Other (income) expense	—	—	(7,984)	(895)	—		(8,879)

	39,372	246	(1,850)	27,625	28,249		93,642

Net income and gain (loss) on real estate from discontinued operations	(727)	—	—	—	—		(727)

Net Income	$12,668	$9	$6,345	$6,066	$(8,419)		$16,669

Company’s equity in net income (loss) of unconsolidated companies	$6,650	$(458)	$3,724	$2,020	$1,672	$(2,374)	$11,234

	For the twelve months ended December 31, 2003

	The Woodlands	Other
	Land	Residential		Temperature
	Development	Development		Controlled
	Company, LP.	Corporations	Resort/Hotel	Logistics	Office	Other	Total

Total Revenues	$135,411	$652	$35,990	$124,413	$140,188		$423,897

Expenses:
Operating Expense	100,005	565	27,004	24,158	60,576		206,201
Interest Expense	6,991	—	2,815	41,117	29,976		78,093
Depreciation and amortization	6,735	—	2,626	58,624	35,613		101,341
Tax (benefit) expense	—	—	1,118	(1,599)	—		(481)
Other (income) expense	—	—	(7,984)	(2,926)	—		(10,910)

	113,731	565	25,579	119,374	114,995		374,244

Net income and gain (loss) on real estate from discontinued operations	(727)	—	—	1,452	10,533		725

Net Income	$20,953	$87	$10,411	$6,491	$24,556		$50,378

Company’s equity in net income (loss) of unconsolidated companies	$11,000	$(573)	$5,760	$2,172	$10,469	$(4,053)	$24,775

Summary Statements of Operations for the three and twelve months ended December 31, 2003, include the following:

•	The Woodlands Land Development Company, L.P. — Includes operating results for TWLDC. The Company sold its interest in this property on December 31, 2003;

•	Other Residential Development Corporations — Includes the operating results of Blue River Land Company and EW Deer Valley L.L.C., unconsolidated investments of CRDI;

•	Resort/Hotel — Includes operating results for Manalapan Hotel Partners, L.L.C. The Partnership sold its interest on November 21, 2003;

•	Temperature-Controlled Logistics — Includes the operating results for Vornado Crescent Portland Partnership and Vornado Crescent Carthage and KC Quarry, L.L.C.;

•	Office — Includes the operating results for Main Street Partners, L.P., Houston PT Three Westlake Park Office Limited Partnership, Houston PT Four Westlake Park Office Limited Partnership, Austin PT BK One Tower Office Limited Partnership, Crescent 5 Houston Center, L.P., Crescent Miami Center L.L.C., Crescent Five Post Oak Park, L.P., Crescent One Briarlake Plaza, and Woodlands CPC (sold on December 31, 2003); and

•	Other — Includes CR License, L.L.C., Woodlands Operating Company, L.P. (sold on December 31, 2003), Canyon Ranch Las Vegas L.L.C., SunTX Fulcrum Fund, L.P., and G2 Opportunity Fund, L.P.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2003

PORTFOLIO DATA
Office

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2003

Office Portfolio Breakdown
As of December 31, 2003

Geographic
(square feet)

Houston	11.6	million sf
Dallas	10.1	million sf
Denver	2.3	million sf
Austin	2.0	million sf
Miami	1.5	million sf
Other (1)	2.5	million sf

	30.0	million sf

CBD vs. Suburban
(square feet)

CBD	12.8	million sf
Suburban	17.2	million sf

	30.0	million sf

(1)	Includes Ft. Worth, Colorado Springs, Phoenix, Albuquerque, San Diego and Las Vegas.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2003

Office Property Table (1)
As of December 31, 2003

						Weighted Average
					Economic	Full-Service Rental
	No. of			Net Rentable	Occupancy	Rate Per Occupied
State, City, Property	Properties	Submarket	Year Completed	Area (Sq. Ft.)	Percentage	Sq. Ft. (2)

STABILIZED PROPERTIES
Texas
Dallas
Bank One Center (3)	1	CBD	1987	1,530,957	81%	$22.60
The Crescent (4)	2	Uptown/Turtle Creek	1985	1,299,522	91	33.03
Fountain Place	1	CBD	1986	1,200,266	97	21.60
Trammell Crow Center (5)	1	CBD	1984	1,128,331	89	23.78
Stemmons Place	1	Stemmons Freeway	1983	634,381	82	17.56
Spectrum Center (6)	1	Quorum/Bent Tree (7)	1983	598,250	83	23.21
Waterside Commons	1	Las Colinas	1986	458,906	71	17.90
125 E. John Carpenter Freeway	1	Las Colinas	1982	446,031	75 (8)	21.35
The Aberdeen	1	Quorum/Bent Tree (7)	1986	320,629	100	19.43
MacArthur Center I & II	1	Las Colinas	1982/1986	298,161	84	22.23
Stanford Corporate Centre	1	Quorum/Bent Tree (7)	1985	275,372	87	21.83
12404 Park Central (9)	1	LBJ Freeway	1987	239,103	0	0.00
Palisades Central II	1	Richardson (10)	1985	237,731	83	19.97
3333 Lee Parkway	1	Uptown/Turtle Creek	1983	233,543	43 (8)	22.30
Liberty Plaza I & II (11)	1	Quorum/Bent Tree (7)	1981/1986	218,813	12	18.05
The Addison	1	Quorum/Bent Tree (7)	1981	215,016	99	23.46
Palisades Central I	1	Richardson (10)	1980	180,503	71	19.99
Greenway II	1	Richardson (10)	1985	154,329	100	16.26
Greenway I & IA	2	Richardson (10)	1983	146,704	19	14.47
Addison Tower	1	Quorum/Bent Tree (7)	1987	145,886	82	18.95
5050 Quorum	1	Quorum/Bent Tree (7)	1981	133,799	51	18.85

Subtotal/Weighted Average	23			10,096,233	80%	$23.09

Fort Worth
Carter Burgess Plaza	1	CBD	1982	954,895	91%	$18.32

Houston
Greenway Plaza	10	Greenway Plaza (12)	1969-1982	4,348,052	87%	$20.67
Houston Center (13)	4	CBD	1974-1983	2,955,146	85 (8)	21.97
Post Oak Central	3	West Loop/Galleria	1974-1981	1,279,759	90	19.77
Five Houston Center (14)	1	CBD	2002	580,875	92	30.77
Five Post Oak Park (15)	1	West Loop/Galleria	1986	567,396	90	20.94
Four Westlake Park (16)	1	Katy Freeway West (17)	1992	561,065	100	22.83
Three Westlake Park (16)	1	Katy Freeway West (17)	1983	414,792	100	23.50
1800 West Loop South (18)	1	West Loop/Galleria	1982	399,777	69	20.06

Subtotal/Weighted Average	22			11,106,862	88%	$21.69

Austin
Frost Bank Plaza	1	CBD	1984	433,024	78%	$22.39
301 Congress Avenue (19)	1	CBD	1986	418,338	59	25.50
Bank One Tower (16)	1	CBD	1974	389,503	94	24.34
Austin Centre	1	CBD	1986	343,664	69	22.57
The Avallon	3	Northwest	1993/1997	318,217	100	24.69
Barton Oaks Plaza One	1	Southwest	1986	98,955	94	24.72

Subtotal/Weighted Average	8			2,001,701	80%	$23.96

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2003

Office Property Table (1)
As of December 31, 2003
(continued)

							Weighted Average
					Economic		Full-Service Rental
	No. of			Net Rentable	Occupancy		Rate Per Occupied
State, City, Property	Properties	Submarket	Year Completed	Area (Sq. Ft.)	Percentage		Sq. Ft. (2)

Colorado
Denver
Johns Manville Plaza	1	CBD	1978	675,400	91%		$21.93
707 17th Street (20)	1	CBD	1982	550,805	59	(8)	23.05
Ptarmigan Place	1	Cherry Creek	1984	418,630	61		20.34
Regency Plaza	1	Denver Technology Center	1985	309,862	89		21.67
55 Madison	1	Cherry Creek	1982	137,176	82		20.11
The Citadel	1	Cherry Creek	1987	130,652	95		25.09
44 Cook	1	Cherry Creek	1984	124,174	86		21.35

Subtotal/Weighted Average	7			2,346,699	77%		$21.93

Colorado Springs
Briargate Office and Research Center	1	Colorado Springs	1988	260,046	79%		$18.55

Florida
Miami
Miami Center (21)	1	CBD	1983	782,211	96%		$29.62
Datran Center	2	South Dade/Kendall	1986/1988	476,412	88		26.18

Subtotal/Weighted Average	3			1,258,623	93%		$28.39

Arizona
Phoenix
Two Renaissance Square	1	Downtown/CBD	1990	476,373	88%		$26.08

New Mexico
Albuquerque
Albuquerque Plaza	1	CBD	1990	366,236	85%		$19.03

California
San Diego
Chancellor Park (22)	1	University Town Centre	1988	195,733	75	% (8)	$29.25

Nevada
Las Vegas
Hughes Center (23)	2	Central East	1986 - 1999	209,147	88%		$28.86

Stabilized Total/Weighted Average	70			29,272,548	84	% (8)	$22.63	(24)

PROPERTIES NOT STABILIZED
Texas
Houston
BriarLake Plaza (25) (26)	1	Westchase	2000	502,410	89%		$26.44
Florida
Coral Gables
The BAC — Colonnade Building (25)	1	Coral Gables	1989	216,115	92%		$32.88

Total Portfolio	72			29,991,073

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2003

Office Property Table (1)
As of December 31, 2003
(continued)

(1)	Office Property Table data is presented at 100% without adjustments to give effect to Crescent’s actual ownership percentage in joint ventured properties.

(2)	Calculated in accordance with GAAP based on base rent payable as of December 31, 2003, giving effect to free rent and scheduled rent increases and including adjustments for expenses payable by or reimbursable from customers.

(3)	The Company has a 49.5% limited partner interest and a 0.5% general partner interest in the partnership that owns Bank One Center.

(4)	The Crescent Office Towers and The Crescent Atrium are now reflected together as The Crescent.

(5)	The Company owns the principal economic interest in Trammell Crow Center through its ownership of fee simple title to the Property (subject to a ground lease and a leasehold estate regarding the building) and two mortgage notes encumbering the leasehold interests in the land and building.

(6)	In May 2003, the Company, through its subsidiaries, exercised its option to acquire legal ownership of Spectrum Center in exchange for the mortgage notes it previously held.

(7)	Submarket name changed to Quorum/Bent Tree from Far North Dallas. Name changed to better reflect the area of the submarket in which the building is located.

(8)	Leases have been executed at certain Office Properties but had not commenced as of December 31, 2003. If such leases had commenced as of December 31, 2003, the percent leased for all Office Properties would have been 86%. Properties whose percent leased exceeds economic occupancy by 5 percentage points or more are as follows: 125 E. John Carpenter Freeway — 83%, 3333 Lee Parkway — 51%, Houston Center — 94%, 707 17th Street — 67%, and Chancellor Park — 84%.

(9)	12404 Park Central is currently considered held for sale. The accompanying financial statements reflect the related $3.4M impairment (before Minority Interest) which was recorded in the fourth quarter of 2003.

(10)	Submarket name changed to Richardson from Richardson/Plano. Name changed to better reflect the area of the submarket in which the building is located.

(11)	Liberty Plaza I & II is currently considered held for sale. The accompanying financial statements reflect the related $4.3M impairment (before Minority Interest) which was recorded in the fourth quarter of 2003.

(12)	Submarket name changed to Greenway Plaza from Richmond-Buffalo Speedway. Name changed to better reflect the area of the submarket in which the building is located.

(13)	Houston Center Shops is now reflected with Houston Center.

(14)	Property statistics now include Five Houston Center which was deemed stabilized in September 2003.

(15)	Property statistics now include Five Post Oak Park which was deemed stabilized in December 2003.

(16)	The Company has a 0.1% general partner interest and a 19.9% limited partner interest in the partnerships that own Four Westlake Park, Three Westlake Park, and Bank One Tower.

(17)	Submarket name changed to Katy Freeway West from Katy Freeway. Name changed to better reflect the area of the submarket in which the building is located.

(18)	1800 West Loop South is currently considered held for sale. The accompanying financial statements reflect the related $16.4M impairment (before Minority Interest) which was recorded in 2003.

(19)	The Company has a 1% general partner interest and a 49% limited partner interest in the partnership that owns 301 Congress Avenue.

(20)	707 17th Street was formerly known as MCI Tower.

(21)	The Company has a 40% member interest in the limited liability company that owns Miami Center.

(22)	In September 2003, an affiliate of the Company acquired unencumbered fee title to Chancellor Park, as a result of merging the previously held mortgage note out of existence.

(23)	Hughes Center consists of six wholly-owned office properties and one joint ventured office property. The Company acquired two wholly-owned office properties as of December 31, 2003. As of February 2004, the Company has acquired (a) the remaining four wholly-owned properties and (b) a 67% partnership interest in the joint ventured property. Hughes Center is collectively considered stabilized, with an average occupancy of 93% upon acquisition.

(24)	The weighted average full-service cash rental rate per square foot calculated based on base rent payable for Company Office Properties as of December 31, 2003, without giving effect to free rent and scheduled rent increases that are taken into consideration under GAAP but including adjustments for expenses paid by or reimbursed from customers is $22.57.

(25)	Property statistics exclude BriarLake Plaza (which was acquired on October 8, 2003) and The BAC — Colonnade Building (which was acquired on August 26, 2003). These office properties will be included in portfolio statistics once stabilized. Stabilization is deemed to occur upon the earlier of (a) achieving 93% occupancy or (b) one year following the date placed in-service or acquisition date.

(26)	The Company has a 30% member interest in the limited liability company that owns BriarLake Plaza.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2003

Unconsolidated Office Joint Venture Properties
As of December 31, 2003

Property (1)	Number of Buildings	Market / Submarket	Economic Occupancy Percentage	Square Feet	Joint Venture Partner	Crescent Ownership %	Date of Joint Venture

Bank One Center	1	Dallas-CBD	81%	1,530,957	Trizec Properties	50%	October 22, 1997
Bank One Tower	1	Austin-CBD	94%	389,503	GE Pension	20%	July 30, 2001
BriarLake Plaza (2)	1	Houston-Westchase	89%	502,410	JP Morgan	30%	October 8, 2003
Five Houston Center	1	Houston-CBD	92%	580,875	JP Morgan	25%	June 4, 2001
Five Post Oak Park	1	Houston-West Loop/Galleria	90%	567,396	GE Pension	30%	December 20, 2002
Four Westlake Park	1	Houston-Katy Freeway	100%	561,065	GE Pension	20%	July 30, 2001
Miami Center	1	Miami-CBD	96%	782,211	JP Morgan	40%	September 25, 2002
Three Westlake Park	1	Houston-Katy Freeway	100%	414,792	GE Pension	20%	August 21, 2002

			90%	5,329,209		34%

(1)	See Office Property Table on pages 22-24 for a description of the Company’s ownership interest in these properties.

(2)	Property statistics exclude BriarLake Plaza (which was acquired October 8, 2003). This office property will be included in statistics once stabilized. Stabilization is deemed to occur upon the earlier of (a) achieving 93% occupancy or (b) one year following the date placed in-service or acquisition date.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2003

Office Leasing Statistics
As of December 31, 2003

Signed Renewal/Released Activity (1)

	For the three months ended December 31, 2003

			Percentage
		Expiring	Increase/(Decrease)
	Signed Leases (2)	Leases	over Expiring Rate

Square Footage	1,540,126	1,540,126	N/A
Weighted Average Full Service Rental Rate PSF (3)	$20.28	$21.65	(6%)
NOI Net Effective Rental Rate PSF (4)	$10.86	$12.16	(11%)

	For the twelve months ended December 31, 2003

			Percentage
		Expiring	Increase/(Decrease)
	Signed Leases (2)	Leases	over Expiring Rate

Square Footage	3,981,236	3,981,236	N/A
Weighted Average Full Service Rental Rate PSF (3)	$19.93	$22.14	(10%)
NOI Net Effective Rental Rate PSF (4)	$10.30	$12.56	(18%)

(1)	This table represents leasing statistics (both square footage and rental rates) for Crescent’s entire portfolio without adjustments to give effect to Crescent’s actual ownership percentage in joint ventured properties.

(2)	All of which have commenced or will commence during the next twelve months.

(3)	Calculated in accordance with GAAP, including free rent, scheduled rent increases and adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	Calculated as weighted average full-service rental rate minus operating expenses.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2003

Office Same Store Analysis (1)
As of December 31, 2003
(dollars in millions)

	For the three months ended December 31,

	2003		2002	% Change

Same-Store Revenues (2)	$119.9		$126.7		(5.4%)
Same-Store Expenses	$56.6		$57.5		1.6%

Total Operating Income — GAAP	$63.3		$69.2		(8.5%)

Straight-line Rent Adjustment	$(0.7)		$(1.0)		30.0%

Total Operating Income — Cash	$62.6		$68.2		(8.3%)

QTR Average Occupancy	83.2%		87.0%	(3.8	)pts
Same-Store Square Footage	24.7	M
Number of Properties	65

	For the twelve months ended December 31,

	2003		2002	% Change

Same-Store Revenues (2)	$499.6		$531.3	(6.0%)
Same-Store Expenses	$244.9		$243.4	(0.6%)

Total Operating Income — GAAP	$254.7		$287.9	(11.5%)

Straight-line Rent Adjustment	$(2.7)		$(3.7)	27.0%

Total Operating Income — Cash	$252.0		$284.2	(11.3%)

YTD Average Occupancy	84.3%		89.2%	(4.9	)pts
Same-Store Square Footage	24.7	M
Number of Properties	65

(1)	Includes Crescent’s ownership percentage of consolidated and unconsolidated office joint venture properties

(2)	Excludes lease termination fees

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2003

Office Capital Expenditures
As of December 31, 2003

Capitalized Property Improvements (1)

	Total	Q4	Q3	Q2	Q1	Q4
	2003	2003	2003	2003	2003	2002

Recurring Property Improvements:
$ (in thousands)	$6,598	$2,492	$1,433	$2,108	$565	$3,930
$ Per Square Foot	$0.27	$0.10	$0.06	$0.09	$0.02	$0.15
Non-Recurring Property Improvements: (2)
$ (in thousands)	$9,507	$4,101	$1,983	$1,777	$1,646	$1,663
$ Per Square Foot	$0.39	$0.17	$0.08	$0.07	$0.07	$0.07
Total Property Improvements:
$ (in thousands)	$16,105	$6,593	$3,416	$3,885	$2,211	$5,593
$ Per Square Foot	$0.66	$0.27	$0.14	$0.16	$0.09	$0.22

Tenant Improvements and Leasing Costs (3)

	Total	Q4	Q3	Q2	Q1	Q4
	2003	2003	2003	2003	2003	2002

Non-Revenue Enhancing Tenant Improvements and Leasing Costs: (4)
Total Re-leased/Renewal Tenant Square Footage	3,981,236	1,540,126	1,270,682	572,245	598,183	588,740
Tenant Improvement Costs Per Square Foot Leased	$14.39	$14.54	$16.56	$9.19	$14.36	$12.04
Leasing Costs Per Square Foot Leased	$8.04	$7.97	$9.19	$6.33	$7.42	$6.79

Total Per Square Foot	$22.43	$22.51	$25.75	$15.52	$21.78	$18.83

Average Lease Term (in years)	8.0	8.3	8.7	6.3	7.4	6.0
Total Per Square Foot Per Year	$2.80	$2.71	$2.96	$2.46	$2.94	$3.14
Revenue Enhancing Tenant Improvements and Leasing Costs: (5)
Total New/Expansion Tenant Square Footage	1,485,174	587,397	348,988	394,340	154,449	295,984
Tenant Improvement Costs Per Square Foot Leased	$21.12	$26.08	$13.25	$23.48	$14.01	$20.61
Leasing Costs Per Square Foot Leased	$8.72	$7.45	$10.42	$8.84	$9.42	$7.18

Total Per Square Foot	$29.84	$33.53	$23.67	$32.32	$23.43	$27.79

Average Lease Term (in years)	7.2	8.6	5.5	7.2	5.6	6.4
Total Per Square Foot Per Year	$4.14	$3.90	$4.30	$4.49	$4.18	$4.34
Total Tenant Improvements and Leasing Costs:
Total Leased Square Footage	5,466,410	2,127,523	1,619,670	966,585	752,632	884,724
Tenant Improvements Cost Per Square Foot Leased	$16.22	$17.73	$15.85	$15.02	$14.29	$14.91
Leasing Costs Per Square Foot Leased	$8.23	$7.83	$9.46	$7.35	$7.83	$6.92

Total Per Square Foot	$24.45	$25.56	$25.31	$22.37	$22.12	$21.83

Average Lease Term (in years)	7.8	8.4	8.0	6.7	7.0	6.1
Total Per Square Foot Per Year	$3.14	$3.04	$3.16	$3.34	$3.16	$3.58

(1)	Reflects capitalized property improvements for consolidated office properties.

(2)	Enhancements/Additions to building infrastructure.

(3)	Office Segment Tenant Improvements and Leasing Costs reflect costs committed (but not necessarily expended) for leases executed during the reporting period. In addition, this schedule discloses 100% of Tenant Improvements and Leasing Costs committed without adjustments to give effect to Crescent’s ownership percentage in joint ventured properties.

(4)	Non-Revenue Enhancing Tenant Improvements and Leasing Costs exclude temporary leases and leases whose commencement date is more than twelve months from the end of the current reporting period.

(5)	Revenue Enhancing Tenant Improvements and Leasing Costs result from leases signed on office square footage that has not contributed to office earnings in the preceding two quarters.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2003

Top 25 Office Customers (1)
As of December 31, 2003

						Crescent Share of
				Annualized	Crescent Share of	Annualized Revenue
			% Of Total	Revenue	Annualized Revenue	as % Of Total
Customer Name	Industry	SF	Occupied SF	(in millions) (2)	(in millions) (3)	Office Revenue

El Paso Energy	Energy	938,000	3.8%	$23.1	$23.1	4.5%
GSA	Government	710,000	2.9%	$14.1	$14.1	2.7%
BP Amoco Corporation	Energy	570,000	2.3%	$13.4	$2.7	0.5%
AIM Management Group, Inc.	Financial Services	556,000	2.3%	$11.1	$10.0	1.9%
Bank One, Texas, NA	Financial Services	498,000	2.0%	$13.7	$7.4	1.4%
Carter & Burgess, Inc.	Professional Service	438,000	1.8%	$8.1	$8.1	1.6%
Exxon Mobil Corporation	Energy	402,000	1.6%	$8.2	$5.3	1.0%
Lyondell Chemical Company	Manufacturing	370,000	1.5%	$8.0	$8.0	1.6%
BMC Software, Inc.	Technology	352,000	1.4%	$8.6	$8.6	1.7%
Hunt Consolidated, Inc.	Energy	335,000	1.4%	$8.2	$8.2	1.6%
Sprint Communications Company	Telecommunications	326,000	1.3%	$5.9	$5.9	1.1%
Yum Restaurant Services Group, Inc.	Food Service	321,000	1.3%	$6.2	$6.2	1.2%
Occidental Oil and Gas Corporation	Energy	318,000	1.3%	$6.6	$6.6	1.3%
Jenkens and Gilchrist, P.C.	Professional Service	312,000	1.3%	$8.0	$5.9	1.1%
Apache Corporation	Energy	295,000	1.2%	$6.1	$6.1	1.2%
Stewart Information Services	Financial Services	240,000	1.0%	$4.3	$4.3	0.8%
Shell Oil Company	Energy	230,000	0.9%	$4.7	$4.7	0.9%
CompUSA	Retail	205,000	0.8%	$4.8	$4.8	0.9%
Southwest Bank of Texas, N.A.	Financial Services	191,000	0.8%	$3.8	$1.4	0.3%
Parsons Energy & Chemicals Group Inc.	Energy	176,000	0.7%	$2.9	$2.9	0.6%
Johns Manville, Inc.	Manufacturing	165,000	0.7%	$3.1	$3.1	0.6%
MCI Worldcom	Telecommunications	164,000	0.7%	$4.2	$3.6	0.7%
Aetna Life Insurance Company	Financial Services	163,000	0.7%	$2.9	$2.9	0.6%
Baker & Botts	Professional Service	163,000	0.7%	$3.7	$3.7	0.7%
TXU Energy Trading Company	Energy	158,000	0.6%	$3.2	$1.6	0.3%

		8,596,000	35.0%	$186.9	$159.2	30.8%

(1)	This schedule discloses 100% of square footage related to each customer without adjustments to give effect to Crescent’s actual ownership percentage in joint ventured properties.

(2)	Annualized revenue reflects weighted average full service rental revenue, calculated based on base rent payable, giving effect to free rent and scheduled rent increases and including adjustments for expenses payable by or reimbursable from customers, which is in accordance with GAAP. Reflects revenue related to each customer without adjustments to give effect to Crescent’s actual ownership percentage in joint ventured properties.

(3)	Reflects weighted average full service rental revenue, calculated based on base rent payable, giving effect to free rent and scheduled rent increases and including adjustments for expenses payable by or reimbursable from customers, which is in accordance with GAAP. Reflects revenue related to each customer adjusted to give effect to Crescent’s actual ownership percentage in joint ventured properties.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2003

Office Customer Industry Diversification
As of December 31, 2003

Note: Based on square footage; information supplied to Crescent from its customers

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2003

Office Lease Expirations
As of December 31, 2003

Total Office Properties(1)

	Square		Square				% of	Annual
	Footage of		Footage of			Annual	Annual	Expiring	Number of
	Expiring	Signed	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases	Renewals	Leases		Square	Rent Under	Service	Full-	With
	(Before	of Expiring	(After		Footage	Expiring	Rent	Service	Expiring
Year of Lease Expiration	Renewals)	Leases(2)	Renewals)		Expiring	Leases(3)	Expiring	Rent(3)	Leases

2004	4,932,196 (4)	(2,337,470)	2,594,726	(4)(5)	10.7%	$56,538,613	10.2%	$21.79	434
2005	3,023,386	(203,989)	2,819,397	(6)	11.6	$63,269,246	11.5	$22.44	290
2006	2,339,705	6,084	2,345,789		9.6	$56,239,858	10.2	$23.97	255
2007	2,809,148	223,631	3,032,779		12.5	$68,106,358	12.3	$22.46	214
2008	1,866,055	(24,961)	1,841,094		7.6	$39,904,305	7.2	$21.67	200
2009	1,410,503	444,977	1,855,480		7.6	$43,167,781	7.8	$23.27	111
2010	1,743,833	221,352	1,965,185		8.1	$48,544,703	8.8	$24.70	65
2011	1,099,717	14,851	1,114,568		4.6	$26,169,983	4.7	$23.48	42
2012	826,187	—	826,187		3.4	$21,213,667	3.8	$25.68	25
2013	1,483,138	(51,313)	1,431,825		5.9	$31,767,912	5.8	$22.19	38
2014 and thereafter	2,791,107	1,706,838	4,497,945		18.4	$97,189,764	17.7	$21.61	48

Total	24,324,975	—	24,324,975	(7)	100.0%	$552,112,190	100.0%	$22.70	1,722

(1)	Lease expiration data is presented at 100% without giving effect to Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals extend the expiration dates of in-place leases to the end of the renewed term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of December 31, 2003, leases totaling 3,060,023 square feet (including renewals of 2,337,470 square feet and new leases of 722,553 square feet) have been signed and will commence during 2004. These signed leases represent approximately 62% of gross square footage expiring during 2004.

(5)	Expirations by quarter are as follows: Q1: 872,095 Q2: 537,587 Q3: 668,753 Q4: 516,291.

(6)	Expirations by quarter are as follows: Q1: 632,422 Q2: 732,267 Q3: 925,124 Q4: 529,584.

(7)	Reconciliation of Occupied SF to Net Rentable Area:

Occupied SF Per 10 Year Expiration Report:	24,324,975
Non-revenue Generating Space:	256,142

Total Occupied Office SF:	24,581,117
Total Vacant SF:	4,691,431

Total Office NRA:	29,272,548

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2003

Office Lease Expirations
As of December 31, 2003

Dallas Office Properties(1)

	Square		Square				% of	Annual
	Footage of		Footage of			Annual	Annual	Expiring	Number of
	Expiring	Signed	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases	Renewals	Leases		Square	Rent Under	Service	Full-	With
	(Before	of Expiring	(After		Footage	Expiring	Rent	Service	Expiring
Year of Lease Expiration	Renewals)	Leases(2)	Renewals)		Expiring	Leases(3)	Expiring	Rent(3)	Leases

2004	1,364,220 (4)	(747,740)	616,480	(4)(5)	7.7%	$14,990,769	8.1%	$24.32	116
2005	1,245,025	(218,962)	1,026,063	(6)	12.8	22,370,762	12.1	21.80	92
2006	721,571	7,207	728,778		9.1	18,256,496	9.9	25.05	59
2007	1,220,425	127,622	1,348,047		16.8	31,640,431	17.1	23.47	63
2008	610,889	(71,619)	539,270		6.7	11,982,352	6.5	22.22	65
2009	506,063	89,891	595,954		7.4	15,077,745	8.2	25.30	23
2010	694,650	104,259	798,909		9.9	20,992,324	11.4	26.28	20
2011	299,082	14,851	313,933		3.9	7,660,297	4.1	24.40	10
2012	195,372	—	195,372		2.4	4,312,294	2.3	22.07	11
2013	294,309	21,897	316,206		3.9	7,418,864	4.0	23.46	11
2014 and thereafter	878,878	672,594	1,551,472		19.4	30,238,653	16.3	19.49	15

Total	8,030,484	—	8,030,484		100.0%	$184,940,987	100.0%	$23.03	485

(1)	Lease expiration data is presented at 100% without giving effect to Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals extend the expiration dates of in-place leases to the end of the renewed term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of December 31, 2003, leases totaling 868,696 square feet (including renewals of 747,740 square feet and new leases of 120,956 square feet) have been signed and will commence during 2004. These signed leases represent approximately 64% of gross square footage expiring during the remainder of 2004.

(5)	Expirations by quarter are as follows: Q1: 180,107 Q2: 71,832 Q3: 209,529 Q4: 155,012.

(6)	Expirations by quarter are as follows: Q1: 184,838 Q2: 138,900 Q3: 555,590 Q4: 146,735.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2003

Office Lease Expirations
As of December 31, 2003

Houston Office Properties(1)

	Square		Square				% of	Annual
	Footage of		Footage of			Annual	Annual	Expiring	Number of
	Expiring	Signed	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases	Renewals	Leases		Square	Rent Under	Service	Full-	With
	(Before	of Expiring	(After		Footage	Expiring	Rent	Service	Expiring
Year of Lease Expiration	Renewals)	Leases(2)	Renewals)		Expiring	Leases(3)	Expiring	Rent(3)	Leases

2004	2,029,730 (4)	(1,102,168)	927,562	(4)(5)	9.6%	$17,635,186	8.3%	$19.01	183
2005	626,461	11,265	637,726	(6)	6.6	13,816,589	6.4	21.67	105
2006	963,875	(7,146)	956,729		9.9	20,876,916	9.9	21.82	94
2007	1,045,407	112,584	1,157,991		11.9	24,108,643	11.3	20.82	77
2008	808,121	1,847	809,968		8.4	16,032,206	7.6	19.79	67
2009	373,736	278,029	651,765		6.7	13,894,638	6.6	21.32	38
2010	684,713	100,377	785,090		8.1	17,578,412	8.3	22.39	23
2011	581,854	—	581,854		6.0	12,772,528	6.0	21.95	15
2012	458,760	—	458,760		4.7	12,492,421	5.9	27.23	9
2013	458,174	—	458,174		4.7	11,586,741	5.5	25.29	10
2014 and thereafter	1,661,593	605,212	2,266,805		23.4	50,903,696	24.2	22.46	15

Total	9,692,424	—	9,692,424		100.0%	$211,697,976	100.0%	$21.84	636

(1)	Lease expiration data is presented at 100% without giving effect to Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals extend the expiration dates of in-place leases to the end of the renewed term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of December 31, 2003, leases totaling 1,498,485 square feet (including renewals of 1,102,168 square feet and new leases of 396,317 square feet) have been signed and will commence during 2004. These signed leases represent approximately 74% of gross square footage expiring during the remainder of 2004.

(5)	Expirations by quarter are as follows: Q1: 379,277 Q2: 227,142 Q3: 140,531 Q4: 180,612.

(6)	Expirations by quarter are as follows: Q1: 176,171 Q2: 142,240 Q3: 184,778 Q4: 134,537.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2003

Office Lease Expirations
As of December 31, 2003

Austin Office Properties(1)

	Square		Square				% of	Annual
	Footage of		Footage of			Annual	Annual	Expiring	Number of
	Expiring	Signed	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases	Renewals	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before	of Expiring	(After		Footage	Expiring	Rent	Service	Expiring
Expiration	Renewals)	Leases(2)	Renewals)		Expiring	Leases(3)	Expiring	Rent(3)	Leases

2004	407,412 (4)	(12,896)	394,516	(4)(5)	25.6%	$9,060,824	24.5%	$22.97	39
2005	507,058	(3,820)	503,238	(6)	32.6	11,779,019	31.9	23.41	21
2006	201,848	(21,627)	180,221		11.7	5,137,382	13.9	28.51	17
2007	78,935	—	78,935		5.1	1,908,538	5.2	24.18	10
2008	160,069	21,627	181,696		11.8	4,581,926	12.4	25.22	18
2009	84,818	—	84,818		5.5	1,827,830	5.0	21.55	8
2010	42,800	16,716	59,516		3.9	1,155,165	3.1	19.41	9
2011	5,896	—	5,896		0.4	115,838	0.3	19.65	2
2012	—	—	—		0.0	0	0.0	0.00	0
2013	21,887	—	21,887		1.4	607,780	1.6	27.77	2
2014 and thereafter	33,315	—	33,315		2.0	777,499	2.1	23.34	1

Total	1,544,038	—	1,544,038		100.0%	$36,951,801	100.0%	$23.93	127

(1)	Lease expiration data is presented at 100% without giving effect to Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals extend the expiration dates of in-place leases to the end of the renewed term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of December 31, 2003, leases totaling 33,854 square feet (including renewals of 12,896 square feet and new leases of 20,958 square feet) have been signed and will commence during 2004. These signed leases represent approximately 8% of gross square footage expiring during the remainder of 2004.

(5)	Expirations by quarter are as follows: Q1: 104,525 Q2: 22,931 Q3: 249,986 Q4: 17,074.

(6)	Expirations by quarter are as follows: Q1: 92,036 Q2: 349,844 Q3: 31,140 Q4: 30,218.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2003

Office Lease Expirations
As of December 31, 2003

Denver Office Properties(1)

	Square		Square				% of	Annual
	Footage of		Footage of			Annual	Annual	Expiring	Number of
	Expiring	Signed	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases	Renewals	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before	of Expiring	(After		Footage	Expiring	Rent	Service	Expiring
Expiration	Renewals)	Leases(2)	Renewals)		Expiring	Leases(3)	Expiring	Rent(3)	Leases

2004	515,382 (4)	(226,871)	288,511	(4)(5)	16.0%	$6,098,326	15.3%	$21.14	30
2005	320,476	—	320,476	(6)	17.8	7,025,177	17.6	21.92	20
2006	109,314	(2,036)	107,278		6.0	2,667,820	6.7	24.87	20
2007	163,867	4,342	168,209		9.3	3,726,293	9.4	22.15	23
2008	113,599	2,036	115,635		6.4	2,339,573	5.9	20.23	19
2009	199,270	39,488	238,758		13.3	5,330,455	13.4	22.33	17
2010	113,032	—	113,032		6.3	2,937,671	7.4	25.99	5
2011	42,568	—	42,568		2.4	809,568	2.0	19.02	4
2012	75,753	—	75,753		4.2	1,861,533	4.7	24.57	1
2013	146,510	(73,210)	73,300		4.1	1,433,382	3.6	19.56	5
2014 and thereafter	—	256,251	256,251		14.2	5,585,613	14.0	21.80	6

Total	1,799,771	—	1,799,771		100.0%	$39,815,411	100.0%	$22.12	150

(1)	Lease expiration data is presented at 100% without giving effect to Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals extend the expiration dates of in-place leases to the end of the renewed term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of December 31, 2003, leases totaling 311,164 square feet (including renewals of 226,871 square feet and new leases of 84,293 square feet) have been signed and will commence during 2004. These signed leases represent approximately 60% of gross square footage expiring during the remainder of 2004.

(5)	Expirations by quarter are as follows: Q1: 140,412 Q2: 119,499 Q3: 14,238 Q4: 14,362.

(6)	Expirations by quarter are as follows: Q1: 122,740 Q2: 28,390 Q3: 13,956 Q4: 155,390.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2003

Office Lease Expirations
As of December 31, 2003

Miami Office Properties(1)

	Square		Square				% of	Annual
	Footage of		Footage of			Annual	Annual	Expiring	Number of
	Expiring	Signed	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases	Renewals	Leases		Square	Rent Under	Service	Full-	With
	(Before	of Expiring	(After		Footage	Expiring	Rent	Service	Expiring
Year of Lease Expiration	Renewals)	Leases(2)	Renewals)		Expiring	Leases(3)	Expiring	Rent(3)	Leases

2004	220,704 (4)	(76,055)	144,649	(4)(5)	12.4%	$3,632,700	10.6%	$25.11	32
2005	187,156	(42,969)	144,187	(6)	12.4	4,254,659	12.4	29.51	34
2006	127,105	33,083	160,188		13.8	4,661,776	13.6	29.10	36
2007	91,322	(22,277)	69,045		5.9	1,863,388	5.5	26.99	17
2008	62,260	17,751	80,011		6.9	2,422,255	7.1	30.27	14
2009	134,859	30,511	165,370		14.2	4,421,803	12.9	26.74	9
2010	147,954	—	147,954		12.7	4,613,804	13.5	31.18	5
2011	100,381	—	100,381		8.6	3,499,207	10.2	34.86	5
2012	32,359	—	32,359		2.8	1,190,499	3.5	36.79	2
2013	21,765	—	21,765		1.9	747,450	2.2	34.34	2
2014 and thereafter	37,059	59,956	97,015		8.4	2,886,874	8.5	29.76	5

Total	1,162,924	—	1,162,924		100.0%	$34,194,415	100.0%	$29.40	161

(1)	Lease expiration data is presented at 100% without giving effect to Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals extend the expiration dates of in-place leases to the end of the renewed term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of December 31, 2003, leases totaling 84,507 square feet (including renewals of 76,055 square feet and new leases of 8,452 square feet) have been signed and will commence during 2004. These signed leases represent approximately 38% of gross square footage expiring during the remainder of 2004.

(5)	Expirations by quarter are as follows: Q1: 27,554 Q2: 50,192 Q3: 30,484 Q4: 36,419.

(6)	Expirations by quarter are as follows: Q1: 25,450 Q2: 20,635 Q3: 61,644 Q4: 36,458.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2003

Office Lease Expirations
As of December 31, 2003

Other Office Properties(1)

	Square		Square				% of	Annual
	Footage of		Footage of			Annual	Annual	Expiring	Number of
	Expiring	Signed	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases	Renewals	Leases		Square	Rent Under	Service	Full-	With
	(Before	of Expiring	(After		Footage	Expiring	Rent	Service	Expiring
Year of Lease Expiration	Renewals)	Leases(2)	Renewals)		Expiring	Leases(3)	Expiring	Rent(3)	Leases

2004	394,748 (4)	(171,740)	223,008	(4)(5)	10.6%	$5,120,808	11.5%	$22.96	34
2005	137,210	50,497	187,707	(6)	9.0	4,023,040	9.0	21.43	18
2006	215,992	(3,397)	212,595		10.2	4,639,468	10.4	21.82	29
2007	209,192	1,360	210,552		10.1	4,859,065	10.9	23.08	24
2008	111,117	3,397	114,514		5.5	2,545,993	5.7	22.23	17
2009	111,757	7,058	118,815		5.7	2,615,310	5.9	22.01	16
2010	60,684	—	60,684		2.9	1,267,327	2.9	20.88	3
2011	69,936	—	69,936		3.3	1,312,545	3.0	18.77	6
2012	63,943	—	63,943		3.1	1,356,920	3.1	21.22	2
2013	540,493	—	540,493		25.8	9,973,695	22.4	18.45	8
2014 and thereafter	180,262	112,825	293,087		13.8	6,797,429	15.2	23.19	6

Total	2,095,334	—	2,095,334		100.0%	$44,511,600	100.0%	$21.24	163

(1)	Lease expiration data is presented at 100% without giving effect to Crescent’s actual ownership percentage in joint ventured properties. Includes Ft. Worth, Colorado Springs, Phoenix, Albuquerque, San Diego and Las Vegas.

(2)	Signed renewals extend the expiration dates of in-place leases to the end of the renewed term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of December 31, 2003, leases totaling 263,317 square feet (including renewals of 171,740 square feet and new leases of 91,577 square feet) have been signed and will commence during 2004. These signed leases represent approximately 67% of gross square footage expiring during 2004.

(5)	Expirations by quarter are as follows: Q1: 40,220 Q2: 45,991 Q3: 23,985 Q4: 112,812.

(6)	Expirations by quarter are as follows: Q1: 31,187 Q2: 52,258 Q3: 78,016 Q4: 26,246.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2003

Acquisitions/Development/Dispositions
As of December 31, 2003

Acquisitions

	CEI		Square	Date of	Purchase	PSF Purchase
Property	Ownership	Market	Feet	Purchase	Price	Price	% Leased

The BAC — Colonnade Building	100%	Florida - Coral Gables	216,115	8/26/2003	$51.4 Million	$238	92%
BriarLake Plaza	30%	Houston - Westchase	502,410	10/8/2003	$74.4 Million	$148	89%
Hughes Center	Various(1)	Las Vegas - Central East	1,024,966	Various(1)	$196.8 Million	$192	93%

(1)	Hughes Center consists of six wholly-owned office properties and one joint ventured office property. The Company acquired two wholly-owned office properties as of December 31, 2003. As of February 2004, the Company has acquired (a) the remaining four wholly-owned properties and (b) a 67% partnership interest in the joint ventured property. Hughes Center is collectively considered stabilized, with an average occupancy of 93% upon acquisition. Total purchase price was $214.2 million, which includes $196.8 million related to office buildings, and $17.4 million related to restaurant parcels. The Company will not be purchasing the 50% partnership interest in 3930 Hughes Parkway due to the joint venture partner exercising its right of first refusal. The purchase price related to the 50% partnership interest in 3930 Hughes Parkway was $8.8 million.

Development

					Estimated			%
					Construction	In Place	Total	Currently
		%	Square	Start	Completion	Development	Projected	Leased/
Project	Market	Ownership	Feet	Date	Date	Costs	Investment	Committed

Houston Center Shops — Redevelopment	Houston-CBD	100%	190,729	2Q 2003	1Q 2004	$7.3 Million	$11.6 Million	78%/78%

Dispositions

	CEI		Square	Date of	Net Proceeds	PSF Sales	Gain/(Loss)
Property	Ownership	Market	Feet	Sale	to CEI	Price	to CEI

Las Colinas Plaza	100%	Las Colinas	134,953	12/15/2003	$20.6 Million	$160	$14.5 Million
Woodlands Office Equities	75%	The Woodlands	267,053	12/31/2003	$15.0 Million (2)	$75	($2.3) Million
The Woodlands Commercial Properties Company, L.P.	52.5%	The Woodlands	629,211	12/31/2003	$29.0 Million (2)	$ —(3)	($2.5) Million

(2)	Total net proceeds to the Company of $202.0 million is comprised of (a) $44.0 million from the sale of Woodlands Office Equities and The Woodlands Commercial Properties Company, each of which directly or indirectly owned office properties in The Woodlands, and (b) $158.0 million related to non-office entities.
(3)	In addition to Office properties, The Woodlands Commercial Properties owns interests in other real estate assets.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2003

PORTFOLIO DATA
Resort/Hotel

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2003

Resort/Hotel Property Table (1)
As of December 31, 2003

					For the three months ended December 31,

					Average		Average		Revenue
					Occupancy		Daily		Per Available
		Year			Rate		Rate		Room/Guest Night
		Completed/
Resort/Hotel Property	Location	Renovated	Rooms		2003	2002	2003	2002	2003	2002

Upscale Business Class Hotels:
Denver Marriott City Center	Denver, CO	1982/1994	613		67%	72%	$126	$113	$85	$81
Hyatt Regency Albuquerque	Albuquerque, NM	1990	395		63	67	118	108	74	72
Omni Austin Hotel (2)	Austin, TX	1986	375		72	70	110	113	80	79
Renaissance Houston Hotel	Houston, TX	1975/2000	388		61	66	106	109	65	72

Total/Weighted Average			1,771		66%	69%	$117	$111	$77	$77

Luxury Resorts and Spas:
Park Hyatt Beaver Creek Resort and Spa	Avon, CO	1989/2001	275		52%	53%	$260	$234	$136	$124
Fairmont Sonoma Mission Inn & Spa (3)	Sonoma, CA	1927/1987/1997	228		48	57	243	250	116	142
Ventana Inn & Spa	Big Sur, CA	1975/1982/1988	62		68	65	413	391	280	255

Total/Weighted Average			565		52%	56%	$275	$260	$143	$146

Destination Fitness Resorts and Spas:			Guest Nights

Canyon Ranch-Tucson	Tucson, AZ	1980	259	(4)
Canyon Ranch-Lenox	Lenox, MA	1989	212	(4)

Total/Weighted Average			471		68%	70%	$725	$687	$462	$448

Luxury and Destination Fitness Resorts Combined					59%	62%	$502	$471	$288	$283

Grand Total/Weighted Average for Resort/Hotel Properties			2,807		64%	67%	$237	$220	$149	$146

(1)	Resort/Hotel Property Table is presented at 100% without any adjustment to give effect to Crescent’s actual ownership percentage in resort/hotel properties.

(2)	The Omni Austin Hotel is leased pursuant to a lease to HCD Austin Corporation.

(3)	The Company has an 80.1% member interest in the limited liability company that owns Fairmont Sonoma Mission Inn & Spa.

(4)	Represents available guest nights, which is the maximum number of guests the resort can accommodate per night.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2003

Resort/Hotel Property Table (1)
As of December 31, 2003

					For the twelve months ended December 31,

									Revenue
					Average		Average		Per
					Occupancy		Daily		Available
		Year			Rate		Rate		Room/Guest Night
		Completed/
Resort/Hotel Property	Location	Renovated	Rooms		2003	2002	2003	2002	2003	2002

Upscale Business Class Hotels:
Denver Marriott City Center	Denver, CO	1982/1994	613		73%	75%	$128	$117	$93	$89
Hyatt Regency Albuquerque	Albuquerque, NM	1990	395		72	71	104	106	75	76
Omni Austin Hotel (2)	Austin, TX	1986	375		75	70	113	116	84	81
Renaissance Houston Hotel	Houston, TX	1975/2000	388		62	63	108	110	67	70

Total/Weighted Average			1,771		71%	71%	$115	$113	$82	$80

Luxury Resorts and Spas:
Park Hyatt Beaver Creek Resort and Spa	Avon, CO	1989/2001	275		60%	59%	$278	$280	$166	$166
Fairmont Sonoma Mission Inn & Spa (3)	Sonoma, CA	1927/1987/1997	228		61	61	245	264	150	162
Ventana Inn & Spa	Big Sur, CA	1975/1982/1988	62		75	71	412	393	309	279

Total/Weighted Average			565		62%	61%	$282	$288	$174	$177

Destination Fitness Resorts and Spas:			Guest Nights

Canyon Ranch-Tucson	Tucson, AZ	1980	259	(4)
Canyon Ranch-Lenox	Lenox, MA	1989	212	(4)

Total/Weighted Average			471		76%	77%	$661	$641	$475	$471

Luxury and Destination Fitness Resorts Combined					68%	69%	$469	$464	$311	$310

Grand Total/Weighted Average for Resort/Hotel Properties			2,807		70%	70%	$241	$238	$166	$164

(1)	Resort/Hotel Property Table is presented at 100% without any adjustment to give effect to Crescent’s actual ownership percentage in resort/hotel properties.

(2)	The Omni Austin Hotel is leased pursuant to a lease to HCD Austin Corporation.

(3)	The Company has an 80.1% member interest in the limited liability company that owns Fairmont Sonoma Mission Inn & Spa.

(4)	Represents available guest nights, which is the maximum number of guests the resort can accommodate per night.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2003

Same-Stare Analysis
December 31, 2003

Resorts (1)

	For the three months ended December 31,

	2003	2002	Percentage/Point Change

Same-Store NOI (in thousands)	$4,877	$2,857	86%
Weighted Average Occupancy	59%	62%	(3	)pt
Average Daily Rate	$502	$471	7%
Revenue per Available Room/Guest Night	$288	$283	2%

	Twelve months ended December 31,

	2003	2002	Percentage/Point Change

Same-Store NOI (in thousands)	$24,480	$25,067	(1)%
Weighted Average Occupancy	68%	69%	(1	)pt
Average Daily Rate	$469	$464	1%
Revenue per Available Room/Guest Night	$311	$310	—%

Business Class Hotels

	For the three months ended December 31,

	2003	2002	Percentage/Point Change

Same-Store NOI (in thousands)	$4,641	$5,328	(13)%
Weighted Average Occupancy	66%	69%	(3	)pt
Average Daily Rate	$117	$111	5%
Revenue per Available Room	$77	$77	—%

	Twelve months ended December 31,

	2003	2002	Percentage/Point Change

Same-Store NOI (in thousands)	$17,940	$19,005	(6)%
Weighted Average Occupancy	71%	71%	—	pt
Average Daily Rate	$115	$113	2%
Revenue per Available Room	$82	$80	3%

(1)	Same-Store Analysis excludes the Ritz Carlton Palm Beach. On November 21, 2003, the Company sold its 50% interest in the property.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2003

PORTFOLIO DATA
Residential Development

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2003

Residential Development Property Table
As of December 31, 2003

						Total	Total	Average
	Residential			Residential	Total	Lots/Units	Lots/Units	Closed	Range of
Residential	Development			Development	Lots/	Developed	Closed	Sale Price	Proposed
Development	Properties	Type of		Corporation’s	Units	Since	Since	Per Lot/	Sale Prices
Corporation(1)	(RDP)	RDP(2)	Location	Ownership %	Planned	Inception	Inception	Unit ($)(3)	Per Lot/Unit ($)(4)

Desert Mountain Development Corporation	Desert Mountain	SF	Scottsdale, AZ	93.0%	2,439	2,396	2,304	544,000	450,000 - 4,000,000(5)

Crescent Resort Development, Inc. (7)	Eagle Ranch	SF	Eagle, CO	60.0%	1,323	651	637	81,000	50,000 - 150,000
	Main Street Junction	CO	Breckenridge, CO	30.0%	36	36	36	462,000	300,000 - 580,000
	Main Street Station	CO	Breckenridge, CO	30.0%	82	82	81	494,000	215,000 - 1,065,000
	Main Street Station Vacation Club	TS	Breckenridge, CO	30.0%	42	42	27	1,188,000	380,000 - 4,600,000
	Riverbend	SF	Charlotte, NC	60.0%	650	335	335	31,000	25,000 - 38,000
	Three Peaks (Eagle’s Nest)	SF	Silverthorne, CO	30.0%	391	253	191	258,000	135,000 - 425,000
	Park Place at Riverfront	CO	Denver, CO	64.0%	70	70	68	431,000	195,000 - 1,445,000
	Park Tower at Riverfront	CO	Denver, CO	64.0%	61	61	60	725,000	180,000 - 2,100,000
	Promenade Lofts at Riverfront	CO	Denver, CO	64.0%	66	66	66	457,000	180,000 - 2,100,000
	Creekside at Riverfront	CO	Denver, CO	64.0%	40	40	26	325,000	202,000 - 450,000
	Delgany	CO	Denver, CO	64.0%	44	—	—	N/A	460,000 - 1,090,000
	Cresta	TH	Edwards, CO	60.0%	25	25	22	1,963,000	1,230,000 - 3,434,000
	Snow Cloud	CO	Avon, CO	64.0%	54	54	54	1,732,000	840,000 - 4,545,000
	Horizon Pass Lodge	CO	Avon, CO	64.0%	31	—	—	N/A	1,050,000 - 4,560,000
	Horizon Pass Townhomes	TH	Avon, CO	64.0%	9	—	—	N/A	2,803,000 - 3,950,000
	One Vendue Range	CO	Charleston, SC	62.0%	50	50	50	1,217,000	450,000 - 3,100,000
	Old Greenwood	SF/TS	Truckee, CA	71.2%	249	103	76	300,000	179,000 - 745,000
	Tahoe Mountain Resorts	SF/CO/TH/TS	Tahoe, CA	57% - 71.2%	— (6)	— (6)	— (6)	N/A	N/A - N/A

Total Crescent Resort Development , Inc.					3,223	1,868	1,729

Mira Vista Development Corp.	Mira Vista	SF	Fort Worth, TX	100.0%	740	740	724	99,000	50,000 - 265,000

Houston Area Development Corp.	Falcon Point	SF	Houston, TX	100.0%	510	491	468	39,000	28,000 - 52,000
	Falcon Landing	SF	Houston, TX	100.0%	623	613	613	21,000	25,000 - 25,000
	Spring Lakes	SF	Houston, TX	100.0%	520	416	369	33,000	35,000 - 50,000

Total Houston Area Development Corp.					1,653	1,520	1,450

Total					8,055	6,524	6,207

(1)	As of December 31, 2003, the Company had a 100% ownership interest in Desert Mountain Development Corporation and Crescent Resort Development, Inc. As of December 31, 2002 the Company had a 94% ownership interest, representing all of the non-voting common stock, in Mira Vista Development Corp. and Houston Area Development Corp. On January 3, 2003, through the acquisition of the remaining interest in DBL, the Company acquired 4% of the remaining economic interest representing substantially all of the voting stock in Mira Vista Development Corp. and Houston Area Development Corp. As a result, the Company’s ownership interest in MVDC and HADC is 98%. These entities, previously unconsolidated, are consolidated as of January 2, 2003.

(2)	SF (Single-Family Lots); CO (Condominium); TH (Town home); and TS (Timeshare Equivalent Units).

(3)	Based on lots/units closed during the Company’s ownership period.

(4)	Based on existing inventory of developed lots/units and lots/units to be developed.

(5)	Includes golf membership, which as of December 31, 2003, is $0.2M.

(6)	This project is in the early stages of development, and this information is not available as of December 31, 2003.

(7)	Residential Development Corporation’s ownership percentage represents the profit percentage allocation after Crescent receives a 12-13% preferred return on its invested capital.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2003

Statistics
December 31, 2003

The Woodlands

	For the three months ended December 31,

	2003	2002

Residential Lot Sales	564	421
Average Sales Price per Lot	$54,000	$63,000
Commercial Land Sales	38 acres	97 acres
Average Sales Price per Acre	$298,000	$401,000

	For the twelve months ended December 31,

	2003	2002

Residential Lot Sales	1,309	1,239
Average Sales Price per Lot	$59,000	$67,000
Commercial Land Sales	88 acres	157 acres
Average Sales Price per Acre	$309,000	$380,000

Crescent Resort Development

	For the three months ended December 31,

	2003	2002

Active Projects	19	15
Residential Lot Sales	184	120
Residential Unit Sales:
Town home Sales	2	1
Single-Family Home Sales	—	—
Condominium Sales	34	31
Residential Equivalent Timeshare Unit Sales	0.45	1
Commercial Land Sales	—	—
Average Sales Price per Residential Lot	$155,000	$66,000
Average Sales Price per Residential Unit	$0.6 million	$1.1 million
Average Sales Price per Residential Equivalent Timeshare Unit	$1.5 million	$1.3 million

	For the twelve months ended December 31,

	2003	2002

Active Projects	18	15
Residential Lot Sales	246	309
Residential Unit Sales:
Town home Sales	4	4
Single-Family Home Sales	—	—
Condominium Sales	82	253
Residential Equivalent Timeshare Unit Sales	4.15	12
Commercial Land Sales	1	—
Average Sales Price per Residential Lot	$129,000	$67,000
Average Sales Price per Residential Unit	$0.9 million	$0.7 million
Average Sales Price per Residential Equivalent Timeshare Unit	$1.4 million	$1.2 million

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2003

Statistics
As of December 31, 2003

Desert Mountain

	For the three months ended December 31,

	2003	2002

Residential Lot Sales	26	24
Average Sales Price per Lot (1)	$708,000	$696,000

	For the twelve months ended December 31,

	2003	2002

Residential Lot Sales	60	78
Average Sales Price per Lot(1)	$653,000	$730,000

(1)	Includes equity golf membership

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2003

PORTFOLIO DATA
Temperature-Controlled Logistics Properties

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2003

Temperature-Controlled Logistics
As of December 31, 2003
(in thousands)

Temperature-Controlled Logistics (Landlord)
Property Table

		Total Cubic	Total			Total Cubic	Total
	Number of	Footage	Square feet		Number of	Footage	Square feet
State	Properties(1)	(in millions)	(in millions)	State	Properties(1)	(in millions)	(in millions)

Alabama	4	10.7	0.4	Missouri	2	46.8	2.8
Arizona	1	2.9	0.1	Nebraska	2	4.4	0.2
Arkansas	6	33.1	1.0	New York	1	11.8	0.4
California	7	25.1	0.9	North Carolina	3	10.0	0.4
Colorado	1	2.8	0.1	Ohio	1	5.5	0.2
Florida	5	6.5	0.3	Oklahoma	2	2.1	0.1
Georgia	8	49.5	1.7	Oregon	6	40.4	1.7
Idaho	2	18.7	0.8	Pennsylvania	2	27.4	0.9
Illinois	2	11.6	0.4	South Carolina	1	1.6	0.1
Indiana	1	9.1	0.3	South Dakota	1	2.9	0.1
Iowa	2	12.5	0.5	Tennessee	3	10.6	0.4
Kansas	2	5.0	0.2	Texas	2	6.6	0.2
Kentucky	1	2.7	0.1	Utah	1	8.6	0.4
Maine	1	1.8	0.1	Virginia	2	8.7	0.3
Massachusetts	5	10.5	0.5	Washington	6	28.7	1.1
Mississippi	1	4.7	0.2	Wisconsin	3	17.4	0.6

				TOTAL	87	440.7	17.5 (2)

(1)	As of December 31, 2003, the Company held a 40% interest in the Temperature-Controlled Logistics Partnership, which owns the Temperature-Controlled Logistics Corporation (TCLC), which directly or indirectly owns the 87 temperature-controlled logistics properties. The business operations associated with the Temperature-Controlled Logistics properties are owned by AmeriCold Logistics, in which the Company has no interest. TCLC (landlord) is entitled to receive lease payments from AmeriCold Logistics (tenant).

(2)	As of December 31, 2003, Americold Logistics operated 102 temperature-controlled logistics properties with an aggregate of approximately 545.5 million cubic feet (20.8 million square feet) of warehouse space.

	For the three months ended December 31,		For the twelve months ended December 31,

	2003	2002	2003	2002

Crescent’s FFO (3)	$7,014	$6,550	$23,308	$21,000

AmeriCold Logistics Summary Operating Income Statement
(Tenant & Operator of Above Properties)

	For the three months ended December 31,

	2003	2002	% Change

Revenue	$176,190	$175,173
Expenses	142,224	140,324

Net income (before rent expense) (4)	$33,966	$34,849	(2.5)%

Average Occupancy for all Leased Facilities	79%	83%

	For the twelve months ended December 31,

	2003	2002	% Change

Revenue	$653,746	$646,332
Expenses	530,744	528,394

Net income (before rent expense) (5)	$123,002	$117,938	4.3%

Average Occupancy for all Leased Facilities	75%	79%
Facilities Operated by Americold Logistics	102	101
Facilities Leased to Americold Logistics by TCLC	87	88

(3)	Refer to Statement of Funds from Operations Available to Common Shareholders on page 11 for the Company’s methodology, which may differ from that of other real estate companies that report FFO, as well as a complete reconciliation from our FFO, and from Funds From Operations Available to Common Shareholders After Impairment Charges related to Real Estate Assets, to Net Income, a GAAP measure.

(4)	Net income is calculated as Operating Income before rent expense of $41,282 and $42,451 for the three months ended December 31, 2003 and 2002, respectively. Net loss including rent expense was ($7,316) and ($7,602) for the three months ended December 31.

(5)	Net income is calculated as Operating Income before rent expense of $159,300 and $147,701 for the nine months ended December 31, 2003 and 2002, respectively. Net loss including rent expense was ($36,298) and ($29,763) for the year ended December 31.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2003

CONTACT INFORMATION

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2003

EQUITY RESEARCH COVERAGE

BANC OF AMERICA SECURITIES Lee Schalop Dan Oppenheim 212.847.5677 212.847.5733	MERRILL LYNCH Steve Sakwa Brian Legg 212.449.0335 212.449.1153

BB&T CAPITAL MARKETS
Stephanie Krewson
804.782.8784

BEAR STEARNS
Ross Smotrich
Michael Marron
212.272.8046
212.272.7424

CS FIRST BOSTON
Jay Habermann
212.538.2830
212.538.5250

FRIEDMAN BILLINGS RAMSEY
David Loeb
Gustavo Sarago
703.469.1289
703.469.1042

MORGAN STANLEY
Greg Whyte
David Cohen
212.761.6331
212.761.8564

RBC CAPITAL MARKETS
Jay Leupp
David Copp
415.633.8588
415.633.8558

SMITH BARNEY CITIGROUP
Jonathan Litt
Gary Boston
212.816.0231
212.816.1383

STIFEL, NICOLAUS
John Roberts
502.420.3203

INVESTOR RELATIONS
Crescent Real Estate Equities Company
Investor Relations Department
777 Main Street, Ste 2100
Fort Worth, TX 76102
Phone: 817.321.2180
Fax: 817.321.2060

CONTACT	INFORMATION REQUEST
Keira Moody	Karla Anderson
Vice President Investor Relations	Investor Relations Coordinator
Phone: 817.321.1412	Phone: 817.321.1478
Fax: 817.321.2060	Fax: 817.321.2060
Kmoody@crescent.com	Kanderson@crescent.com

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2003